UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Third Coast Bancshares, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April [●], 2023

Dear Fellow Shareholder:

On behalf of our Board of Directors, I invite you to attend the 2023 Annual Meeting of Shareholders of Third Coast Bancshares, Inc. to be held at the office of Third Coast Bank, SSB, located at 20202 Highway 59 North, Suite 190, Humble, Texas 77338, on Thursday, May 25, 2023, at 10:00 a.m. Central Time.

The purposes of the meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you plan to attend the meeting, it is important that your shares be represented. Please take a moment to complete, date, sign and return the enclosed proxy card as soon as possible, or use Internet or telephone voting according to the instructions on the proxy card. You may also attend and vote in person at the meeting.

We appreciate your continued support of our company and look forward to seeing you at the 2023 Annual Meeting.

Sincerely,

Bart O. Caraway Chairman, President and Chief Executive Officer

20202 Highway 59 North, Suite 190

Humble, Texas 77338

(281) 446-7000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the shareholders of Third Coast Bancshares, Inc.:

The 2023 Annual Meeting of Shareholders (the “annual meeting”) of Third Coast Bancshares, Inc. (the “Company”) will be held on Thursday, May 25, 2023, at 10:00 a.m. Central Time at the office of Third Coast Bank, SSB, located at 20202 Highway 59 North, Suite 190, Humble, Texas 77338,* for the following purposes:

1.

To elect four (4) Class A directors to serve on the board of directors of the Company until the Company’s 2026 annual meeting of shareholders and until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal;

2.	To ratify the appointment of Whitley Penn LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023;

3.

To consider and vote upon a proposal to approve the amendment and restatement of Article VI of the Company’s first amended and restated certificate of formation to authorize a new class of non-voting common stock, par value $1.00 per share (“Non-Voting Common Stock”), as described in the accompanying proxy statement;

4.

To consider and vote upon a proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $1.00 per share (“common stock”), upon the conversion of the Company’s Series A Convertible Non-Cumulative Preferred Stock, par value $1.00 per share, the Company’s Series B Convertible Perpetual Preferred Stock, par value $1.00 per share (“Series B Preferred Stock”), or, if Proposal 3 is approved at the annual meeting, Non-Voting Common Stock, or upon exercise of warrants to purchase an aggregate of 175,000 shares of common stock (or, at the election of the warrant holder in accordance with the terms of the warrant agreement, Series B Preferred Stock, or, if Proposal 3 is approved at the annual meeting, Non-Voting Common Stock) at an exercise price equal to $22.50 per share;

5.

To consider and vote upon a proposal to adjourn the annual meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the annual meeting to approve any of the proposals at the annual meeting; and

6.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on March 27, 2023, the record date, will be entitled to receive notice of and to vote at the annual meeting. For instructions on voting, please refer to the enclosed proxy card or voting information form. A list of shareholders entitled to vote at the annual meeting will be available for inspection by any shareholder at the principal office of the Company during ordinary business hours for a period of ten days prior to the annual meeting. This list also will be available to shareholders at the annual meeting. If we decide to hold our annual meeting by remote communication, a list of our shareholders of record will be made available to shareholders during the meeting at the annual meeting.

By Order of the Board of Directors,

Bart O. Caraway Chairman, President and Chief Executive Officer

Humble, Texas

April [●], 2023

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on May 25, 2023: This proxy statement and our Annual Report for the year ended December 31, 2022 are available at www.proxydocs.com/TCBX. Shareholders are encouraged to access and review the proxy materials before voting. This site will also have directions to attend the meeting and vote in person.

Your Vote is Important

A proxy card is enclosed. Whether or not you plan to attend the annual meeting, please vote by completing, signing and dating the proxy card and promptly mailing it in the enclosed envelope or via the Internet or via telephone pursuant to the instructions provided on the enclosed proxy card. You may revoke your proxy in the manner described in the proxy statement at any time before it is exercised. See “About the Annual Meeting” for more information on how to vote your shares or revoke your proxy.

*

We are sensitive to the public health and travel concerns related to the coronavirus (COVID-19) and accordingly may announce alternative arrangements for the annual meeting, including holding the annual meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available on our website at www.tcbssb.com under “Investors”.

20202 Highway 59 North, Suite 190

Humble, Texas 77338

(281) 446-7000

PROXY STATEMENT FOR

2023 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 25, 2023

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” “our company,” the “Company” or “TCBX” refer to Third Coast Bancshares, Inc., a Texas corporation, and its consolidated subsidiaries as a whole; references to the “Bank” refer to Third Coast Bank, SSB, a wholly-owned subsidiary of the Company; and references to “TCCC” refer to Third Coast Commercial Capital, Inc., a wholly-owned subsidiary of the Bank. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of outstanding shares of our common stock, par value $1.00 per share (the “common stock”).

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of the Company for use at the 2023 Annual Meeting of Shareholders of the Company to be held on Thursday, May 25, 2023 at 10:00 a.m. Central Time at the office of Third Coast Bank, SSB, located at 20202 Highway 59 North, Suite 190, Humble, Texas 77338, and any adjournments thereof (the “annual meeting”) for the purposes set forth in this proxy statement and the accompanying notice of the meeting. This proxy statement, the notice of the meeting, the annual report to shareholders on Form 10-K for the year ended December 31, 2022, and the enclosed proxy card (collectively, the “proxy materials”) are first being sent to shareholders on or about April [●], 2023. You should read the entire proxy statement carefully before voting.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Shareholders to be Held on May 25, 2023

Pursuant to the rules promulgated by the Securities and Exchange Commission (the “SEC”), the Company is providing access to its proxy materials both by sending you a full set of proxy materials and making copies of these materials available on the Internet at www.proxydocs.com/TCBX. This website is not a form for voting and presents only an overview of the more complete proxy materials. Shareholders are encouraged to access and review the proxy materials before voting. This site will also have directions to attend the annual meeting and vote in person and does not use functions that identify you as a visitor to the website.

ABOUT THE ANNUAL MEETING

When and where will the annual meeting be held?

The annual meeting is scheduled to take place at 10:00 a.m. Central Time on May 25, 2023, at the office of Third Coast Bank, SSB, located at 20202 Highway 59 North, Suite 190, Humble, Texas 77338.

We are sensitive to the public health and travel concerns related to the coronavirus (COVID-19) and accordingly may announce alternative arrangements for the annual meeting, including holding the annual meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available on our website at www.tcbssb.com under “Investors”.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will act upon the matters outlined in the notice, including the following:

1.

To elect four (4) Class A directors to serve on the board of directors of the Company until the Company’s 2026 annual meeting of shareholders and until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal;

2.	To ratify the appointment of Whitley Penn LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023;

3.

To consider and vote upon a proposal to approve the amendment and restatement of Article VI of the Company’s first amended and restated certificate of formation (the “Certificate of Formation”) to authorize a new class of non-voting common stock, par value $1.00 per share (“Non-Voting Common Stock”), as described in this proxy statement;

4.

To consider and vote upon a proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of common stock upon the conversion of the Company’s Series A Convertible Non-Cumulative Preferred Stock, par value $1.00 per share (“Series A Preferred Stock”), the Company’s Series B Convertible Perpetual Preferred Stock, par value $1.00 per share (“Series B Preferred Stock”), or, if Proposal 3 is approved at the annual meeting, Non-Voting Common Stock, or upon exercise of warrants to purchase an aggregate of 175,000 shares of common stock (or, at the election of the warrant holder in accordance with the terms of the warrant agreement, Series B Preferred Stock, or, if Proposal 3 is approved at the annual meeting, Non-Voting Common Stock) at an exercise price equal to $22.50 per share (the “Warrants”);

5.

To consider and vote upon a proposal to adjourn the annual meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the annual meeting to approve any of the proposals at the annual meeting; and

6.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Who are the nominees for Class A directors?

The following four (4) persons have been nominated for election as Class A directors of the Company:

W. Donald Brunson

Bart O. Caraway

Shelton J. McDonald

Tony Scavuzzo

Who is entitled to vote at the annual meeting?

The holders of record of the Company’s outstanding common stock as of the close of business on March 27, 2023 (the “record date”) will be entitled to vote at the annual meeting. Each holder of record of the Company’s outstanding common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the annual meeting. On the record date, there were 13,579,498 shares of common stock outstanding and entitled to vote.

How do I vote?

You may vote your shares of common stock either in person at the annual meeting or by proxy. The process for voting your shares depends on how your shares are held as described below. If you are a record holder on the record date for the annual meeting, you may vote by proxy or you may attend the annual meeting and vote in person. If you are a record holder and want to vote your shares by proxy, you may vote using any of the following methods:

•

indicate on the proxy card applicable to your common stock how you want to vote and sign, date and mail your proxy card in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the annual meeting;

•	go to the website www.proxydocs.com/TCBX and follow the instructions for Internet voting on that website; or

•	vote over the telephone by following the instructions on the proxy card.

Please note that if you are a record holder of our common stock and intend to vote via the Internet or over the telephone, your vote must be received prior to the time that the annual meeting is called to order.

Voting your shares by proxy will enable your shares of common stock to be represented and voted at the annual meeting if you do not attend the annual meeting and vote your shares in person. By following the voting instructions in the materials you receive, you will direct the designated persons (known as “proxies”) to vote your common stock at the annual meeting in accordance with your instructions. The board of directors has appointed Bart O. Caraway and Troy A. Glander to serve as the proxies for the annual meeting. If you vote by Internet or telephone, you do not have to return your proxy card.

If your shares of common stock are held in “street name,” your ability to vote over the Internet depends on your broker’s voting process. You should follow the instructions on your broker’s or intermediary’s voting instruction card to vote your shares in a timely manner.

To vote the shares that you hold in “street name” in person at the annual meeting, you must bring a legal proxy from your broker, bank or other nominee, (1) confirming that you were the beneficial owner of those shares as of the close of business on the record date, (2) stating the number of shares of which you were the beneficial owner that were held for your benefit at that time by that broker, bank or other nominee, and (3) appointing you as the record holder’s proxy to vote the shares covered by that proxy at the annual meeting. If you fail to bring a nominee-issued proxy to the annual meeting, you will not be able to vote your nominee-held shares in person at the annual meeting.

Please note that if you intend to vote your shares in person at the annual meeting, the Company must receive your vote no later than the time the polls close for voting at the annual meeting for your vote to be counted at the annual meeting.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company’s stock transfer agent, you are considered the “shareholder of record” with respect to those shares. This proxy statement and the proxy card have been sent directly to you by Continental Stock Transfer & Trust Company at the Company’s request.

If your shares are held in a brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” This proxy statement and the proxy card or voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions your nominee included in the mailing or by following its instructions for voting.

What constitutes a quorum for the annual meeting?

A quorum will be present at a meeting of shareholders if a majority of the outstanding shares of stock of the Company entitled to vote are represented in person or by proxy at the meeting. Each record holder of shares of common stock is entitled to one vote for each share of common stock registered, on the record date, in such holder’s name on the books of the Company on all matters to be acted upon at the annual meeting. The Certificate of Formation prohibits cumulative voting.

What is a broker non-vote?

A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to the ratification of the appointment of Whitley Penn LLP as our independent registered public accounting firm (Proposal 2). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of Class A directors to the board of directors (Proposal 1), the proposal to approve the amendment and restatement of Article VI of the Certificate of Formation to authorize the Non-Voting Common Stock as described in this proxy statement (Proposal 3), the proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of common stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, or, if Proposal 3 is approved at the annual meeting, Non-Voting Common Stock, or upon exercise of the Warrants (Proposal 4), or the proposal to adjourn the annual meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the annual meeting to approve any of the proposals at the annual meeting (Proposal 5).

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of each nominee for Class A director;

Proposal 2—FOR the ratification of the appointment of Whitley Penn LLP;

Proposal 3—FOR the approval of the amendment and restatement of Article VI of the Certificate of Formation to authorize the Non-Voting Common Stock as described in this proxy statement;

Proposal 4—FOR the approval, for purposes of Nasdaq Listing Rule 5635(d), of the issuance of shares of common stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, or, if Proposal 3 is approved at the annual meeting, Non-Voting Common Stock, or upon exercise of the Warrants; and

Proposal 5—FOR the approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the annual meeting to approve any of the proposals at the annual meeting.

How will my shares be voted if I return a signed and dated proxy card, but don’t specify how my shares will be voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of each nominee for Class A director;

Proposal 2—FOR the ratification of the appointment of Whitley Penn LLP;

Proposal 3—FOR the approval of the amendment and restatement of Article VI of the Certificate of Formation to authorize the Non-Voting Common Stock as described in this proxy statement;

Proposal 4—FOR the approval, for purposes of Nasdaq Listing Rule 5635(d), of the issuance of shares of common stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, or, if Proposal 3 is approved at the annual meeting, Non-Voting Common Stock, or upon exercise of the Warrants; and

Proposal 5—FOR the approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the annual meeting to approve any of the proposals at the annual meeting.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except that such nominee will have discretion to vote on the ratification of the appointment of Whitley Penn LLP (Proposal 2).

What are my choices when voting?

With respect to the election of directors (Proposal 1), you may vote for the election of the nominee, against the election of the nominee, or abstain from voting on the nominee. With respect to each of the proposal to ratify the appointment of Whitley Penn LLP (Proposal 2), the proposal to approve the amendment and restatement of Article VI of the Certificate of Formation to authorize the Non-Voting Common Stock as described in this proxy statement (Proposal 3), the proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of common stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, or, if Proposal 3 is approved at the annual meeting, Non-Voting Common Stock, or upon exercise of the Warrants (Proposal 4), and the proposal to adjourn the annual meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the annual meeting to approve any of the proposals at the annual meeting (Proposal 5), you may vote for the proposal, against the proposal or abstain from voting on the proposal.

May I change my vote after I have submitted my proxy card?

Yes, if you own common stock of record, you may revoke your proxy or change your voting instructions by:

•

delivering to the Company at any time before the annual meeting is called to order a written notice of revocation addressed to: Third Coast Bancshares, Inc., 20202 Highway 59 North, Suite 190, Humble, Texas 77338, Attn: Corporate Secretary;

•

completing, signing and returning a new proxy card with a later date than your original proxy card, no later than the time the annual meeting is called to order, and any earlier proxy will be revoked automatically;

•

logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card and following the instructions indicated on the proxy card; or

•

attending the annual meeting and voting in person, and any earlier vote by proxy will be superseded. Your attendance alone at the annual meeting will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary of the Company before the annual meeting is called to order.

If your shares are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast at the annual meeting is required for the election of the director nominees (Proposal 1).

Assuming the presence of a quorum, the ratification of Whitley Penn LLP’s appointment as the Company’s independent registered public accounting firm (Proposal 2) will require the affirmative vote of a majority of the votes cast at the annual meeting regarding that proposal.

Under the Certificate of Formation, the affirmative vote of the holders of a majority of the shares of the Company entitled to vote generally in an election of directors, voting together as a single class, is required to approve the amendment and restatement of Article VI of the Certificate of Formation to authorize the Non-Voting Common Stock as described in this proxy statement (Proposal 3).

Under Nasdaq Listing Rule 5635(d), the affirmative vote of a majority of the votes cast at the annual meeting is required to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of common stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, or, if Proposal 3 is approved at the annual meeting, Non-Voting Common Stock, or upon exercise of the Warrants (Proposal 4).

Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast at the annual meeting is required to approve the proposal to adjourn the annual meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the annual meeting to approve any of the proposals at the annual meeting (Proposal 5).

How are broker non-votes and abstentions treated?

Broker non-votes, as long as there is one routine matter to be voted on at the meeting, such as the ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm, and abstentions, are counted for purposes of determining the presence or absence of a quorum. A broker non-vote or an abstention with respect to one or more nominees for director will not count as votes cast with respect to that director and will not be treated as a vote against such nominee or nominees (Proposal 1).

Because the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with the proposal to ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm. Any abstentions will not have the effect of a vote against the proposal to ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm (Proposal 2).

Failure to execute and return a proxy card or otherwise to vote at the annual meeting will have the same effect as a vote “AGAINST” the proposal to approve the amendment and restatement of Article VI of the Certificate of Formation to authorize the Non-Voting Common Stock as described in this proxy statement, and abstentions and broker non-votes will also be counted as votes “AGAINST” this proposal (Proposal 3).

A broker non-vote or an abstention with respect to the proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of common stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, or, if Proposal 3 is approved at the annual meeting, Non-Voting Common Stock, or upon exercise of the Warrants, will not be counted as a vote “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal (Proposal 4).

A broker non-vote or an abstention with respect to the proposal to adjourn the annual meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the annual meeting to approve any of the proposals at the annual meeting, will not be counted as a vote “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal (Proposal 5).

What are the solicitation expenses and who pays the cost of this proxy solicitation?

The board of directors is asking for your proxy, and we will pay all of the costs of soliciting shareholder proxies. In addition to the solicitation of proxies via mail, our officers, directors and employees may solicit proxies personally or by other means of communication, without being paid additional compensation for such services. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the proxy materials to beneficial owners of common stock.

Are there any other matters to be acted upon at the annual meeting?

Management does not intend to present any business at the annual meeting for a vote other than the matters set forth in the notice, and management has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter properly presented at the annual meeting. If other matters requiring a vote of the shareholders properly come before the annual meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

In addition, the chairman of the meeting has the right and authority to prescribe such rules, regulations, and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, limitations on the time allotted to questions or comments on the affairs of the Company, the establishment of procedures for the maintenance of order and safety, restrictions on entry to such meeting after the time prescribed for the commencement of the annual meeting, and the opening and closing of the voting polls, and all other aspects of the annual meeting.

Where can I find voting results?

The Company will publish the voting results in a current report on Form 8-K, which will be filed with the SEC within four business days following the annual meeting.

How can I communicate with the board of directors?

To communicate with the board of directors, shareholders should submit their comments by sending written correspondence via mail or courier to Third Coast Bancshares, Inc., 20202 Highway 59 North, Suite 190, Humble, Texas 77338, Attn: Corporate Secretary; or via email at jdean@thirdcoastbankssb.com. Shareholder communications will be sent directly to the specific director or directors of the Company indicated in the communication or to all members of the board of directors if not specified.

PROPOSAL 1. ELECTION OF DIRECTORS

Number of Directors; Term of Office

Our board of directors consists of eleven (11) members. In accordance with the Company’s first amended and restated bylaws, the Company’s board of directors is divided into three classes, Class A, Class B and Class C, with each class serving staggered three-year terms as follows:

•	The Class A directors are Mr. W. Donald Brunson, Mr. Bart O. Caraway, Mr. Shelton J. McDonald and Mr. Tony Scavuzzo, and their term will expire at the annual meeting;

•	The Class B directors are Ms. Carolyn Bailey, Mr. Dennis Bonnen, Mr. Troy A. Glander and Mr. Joseph L. Stunja, and their term will expire at the annual meeting of shareholders to be held in 2024; and

•	The Class C directors are Dr. Martin Basaldua, Ms. Norma J. Galloway and Mr. Reagan Swinbank, and their term will expire at the annual meeting of shareholders to be held in 2025.

Our board of directors has nominated Mr. W. Donald Brunson, Mr. Bart O. Caraway, Mr. Shelton J. McDonald and Mr. Tony Scavuzzo as the nominees for election as Class A directors at the annual meeting. Each nominee currently serves as a Class A director. If elected, all nominees will serve for a term commencing on the date of the annual meeting and continuing until the 2026 annual meeting or until each person’s successor is duly elected, or until such director’s earlier death, resignation or removal. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Nominees for Election

The following table sets forth the name, age, and positions with the Company for each nominee for election as a Class A director of the Company:

Name of Nominee	Age	Position	Director Since
W. Donald Brunson	78	Director	2019
Bart O. Caraway	52	Chairman, President and Chief Executive Officer	2013
Shelton J. McDonald	43	Director	2019
Tony Scavuzzo	41	Director	2022

The following is a brief discussion of the business and banking background and experience of our Class A director nominees.

W. Donald Brunson. Mr. Brunson, 78, has been a director of the Company and the Bank since 2019. Mr. Brunson has more than 46 years of commercial banking and asset-based lending experience, specializing in lending to privately owned businesses in the Greater Houston market. Prior to starting his career in banking, Mr. Brunson spent three years in public accounting with Price Waterhouse & Co. (now known as PricewaterhouseCoopers) as a Certified Public Accountant. He started his banking career with Allied Bank of Texas in 1969 and was a Vice President in commercial lending for seven years. Mr. Brunson joined Northwest Crossing National Bank in 1982 as its first CEO and President. He grew the bank to over $500 million in assets, and the bank was the predecessor to Amegy Bank. After departing Amegy, Mr. Brunson joined American Prudential Capital, specializing in asset based and accounts receivable lending. He was the co-founder and Chairman of the Board of Bank of Houston. In 2016, Mr. Brunson joined Fortiter Wealth Management as Senior Relationship Manager working in Marketing and Sales. Mr. Brunson graduated with a Bachelor of Science in Accountancy from Louisiana Tech University. Mr. Brunson’s extensive banking and financial experience qualify him to serve on our board of directors.

Bart O. Caraway. Mr. Caraway, 52, serves as the Chairman, President and Chief Executive Officer of the Company and the Bank. Mr. Caraway has been a director of the Company since formation in 2013 and a director of the Bank since organization in 2008. He is also Chairman, President and Chief Executive Officer and a director of TCCC. Mr. Caraway has over 30 years of banking and public accounting experience and is a Texas licensed attorney and Certified Public Accountant. Prior to founding the Bank, he served in executive roles at several other community banks, including as the Chief Financial Officer and Chief Operating Officer for a Houston, Texas bank where Mr. Caraway consulted on the de novo formation, managed the acquisition of two banks, ran all of the operations and helped grow the bank to over $600 million in total assets. Mr. Caraway also created and developed the role of Director of Financial Institution Services for Briggs & Veselka Co., one of the largest independent accounting firms in Texas, and was responsible for developing the firm’s financial institution and consulting practice, including bank audit and attestation services; internal audit services; loan reviews; risk assessments; de novo bank chartering; and consulting for mergers and acquisitions, strategic planning, compliance, and management. He is involved in a variety of community activities and charities including Family Connections, an education and support group for families in distress. Mr. Caraway graduated from The University of Texas at Austin with a Bachelor of Business Administration degree in Accounting in 1992 and has been a Certified Public Accountant since 1996. Thereafter, he earned a law degree from the University of Houston Law School and has been licensed to practice law in Texas since 1999. Mr. Caraway’s deep institutional knowledge and extensive banking and accounting experience, long-standing business and banking relationships in our markets, as well as years of experience as a director of the Company and the Bank, qualify him to serve on our board of directors.

Shelton J. McDonald. Mr. McDonald, 43, has been a director of the Company and the Bank since 2019. Mr. McDonald is an attorney and has served since April 2020 as the Chief Strategy Officer and General Counsel for Joslin Construction Company, Inc. and affiliated companies, which oversees a portfolio of companies that specialize in civil construction, precast concrete manufacturing and heavy equipment rental. From November 2015 to April 2020, Mr. McDonald served as the Chief Operations Officer and General Counsel for Joslin Construction Texas, LLC and affiliated companies, which specializes in civil construction, precast concrete manufacturing and heavy equipment rental. He is also a Principal and Chief Operations Officer for Kopis Capital Management, LLC. Prior to Joslin, he spent eleven years in the practice of law at several Houston-based law firms and has been licensed to practice law by the State Bar of Texas since 2005. Mr. McDonald earned his Doctor of Jurisprudence (J.D.) from South Texas College of Law and a Bachelor of Business Administration in Finance and Real Estate from Baylor University. He also has a Series 3 and Series 65 license. Mr. McDonald’s extensive business and legal experience and investment knowledge qualify him to serve on our board of directors.

Tony Scavuzzo. Mr. Scavuzzo, 41, has been a director of the Company and the Bank since 2022. Mr. Scavuzzo is a Managing Principal of Castle Creek Capital VIII LLC (“CCC VIII”), whose principal business is to serve as the sole general partner of, and manage, Castle Creek Capital Partners VIII, LP (“Fund VIII”) and Castle Creek Capital Partners VIII Co-Investment Fund A, LP (“Fund VIII Co-Invest”, and together with Fund VIII, the “Fund VIII Entities”), private equity funds focused on investing in community banks throughout the United States of America. Mr. Scavuzzo joined Castle Creek in 2009. He sits on the Investment Committee for the Castle Creek funds and serves on the board of directors at several portfolio companies including Enterprise Financial Services Corp, McGregor Bancshares, First Bancshares of Texas, Texas Community Bancshares, and Central Payments LLC. He also serves as a board observer at Mid Penn Bancorp and Pathfinder Bancorp. He also serves on various board committees regarding governance, compensation, risk, and asset/liability management. Mr. Scavuzzo is also a member of the Investment Committee for Castle Creek Launchpad Fund I, a venture capital fund focused on the intersection of Fintech and Community Banking. Prior to joining Castle Creek, Mr. Scavuzzo worked in an operating role for the Chief Executive Officer at MB Financial Bank in Chicago where he was responsible for the evaluation of merger and acquisition opportunities and capital investment strategy. He also held positions in various departments including corporate treasury, asset/liability management, wealth management, and credit analysis. Mr. Scavuzzo is currently a member of the Board of Trustees for the Dallas Police and Fire Pension System and a member of the CFA Society of Dallas/Fort Worth. He is also a member of the Dallas Petroleum Club. He was formerly Treasurer and a member of the board of directors for the CFA Society of San Diego and past Chairman of the Finance Committee for the CFA Society of Chicago. Mr. Scavuzzo received his Master of Business Administration from the University of Chicago Booth School of Business and graduated with a Bachelor of Business Administration in Finance from the University of Iowa. He is also a CFA Charterholder. Mr. Scavuzzo’s extensive bank operating experience, including experience in wealth management, asset liability and investment, and mergers and acquisitions, as well as his significant board committee experience in risk, compensation, and asset liability and investment, qualify him to serve on our board of directors.

Election Procedures

The affirmative vote of a majority of the votes cast at the annual meeting at which a quorum is present is required for the election of each of the nominees for Class A director. This means the four (4) Class A director nominees will be elected if the number of shares voted “for” a nominee exceeds the number of shares voted against that nominee (with “abstentions” and “broker non-votes” not counted as votes cast with respect to that nominee).

Unless instructed to abstain or vote against one or more of the nominees, all shares of common stock represented by proxy will be voted FOR the election of the nominees. If instructed to abstain or vote against one or more but not all of the nominees, all shares of common stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, for whom no instruction to abstain or vote against has been given.

If a nominee becomes unavailable to serve as a Class A director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the board of directors. The board of directors has no reason to believe that any nominee will be unavailable to serve as a Class A director. All of the nominees have consented to being named herein and to serve if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

The following is a brief discussion of the business and banking background and experience of our continuing directors that will stand for re-election at the annual meeting of shareholders to be held in 2024 or 2025, as applicable.

Class B Directors with a Term Expiring in 2024

Carolyn Bailey. Ms. Bailey, 61, has been a director of the Company and the Bank since 2020. Ms. Bailey’s career spans over 30 years and includes combined industry and consulting experience in assisting large multinational companies with complex federal, state and international income tax compliance, accounting and tax department operational and technology issues. She was a partner in tax services at Ernst & Young from 2007 until her retirement in 2019, and has served in various roles including America’s Digital Tax Administration Services Leader and the US Business Tax Compliance Leader. Prior to Ernst & Young, she was the Director of Income Tax Reporting and Accounting for Continental Airlines and Director of Income Tax Reporting and Accounting for GE Capital. Ms. Bailey holds a Certified Public Accountant certification in the State of Texas and a Bachelor of Science in Accountancy from Wright State University in Fairborn, Ohio. Ms. Bailey’s accounting and management experience qualify her to serve on our board of directors.

Dennis Bonnen. Mr. Bonnen, 51, has been a director of the Company and the Bank since 2020. Mr. Bonnen has many years of experience as a proven successful banker and founded Heritage Bank in 2008 where he served as President, Chairman, and Chief Executive Officer. Prior to founding Heritage Bank, he held executive positions with First Community Bank, Wells Fargo Bank, and Moody National Bank. In addition, Mr. Bonnen served in the Texas Legislature from 1997 to 2021 and served as the Speaker of the Texas House of Representatives from January 2019 to January 2021. Prior to becoming Speaker of the House, Mr. Bonnen served for the past three legislative sessions as Speaker Pro Tempore and chaired a number of committees focused on economic development, tax policy, insurance, education and many others. He dedicates his time to several business and charitable organization boards in Brazoria County. In 2009, he was named one of the top 40 Houston business leaders under the age of 40 by the Houston Business Journal. Mr. Bonnen is a graduate of St. Edwards University. Mr. Bonnen’s leadership experience and extensive market knowledge qualify him to serve on our board of directors.

Troy A. Glander. Mr. Glander, 52, has been a director of the Company since 2013 and a director of the Bank since 2008. He is a partner with Nava & Glander, PLLC and practices primarily in the area of business litigation. He has been a member of the law firm since 2013 and has also served as President of the firm since that time. Mr. Glander has been recognized as a Texas Monthly Magazine “Rising Star”, the SA Longhorns Club and Texas Exes’ “Longhorn of the Year”, and a Texas Monthly Magazine “Super Lawyer.” He has also been recognized as a “Top Attorney in Texas” by Texas Monthly and a “Top Lawyer” by S.A. Scene and is a recipient of AT&T’s “In the Trenches” award, Brown & Brown’s “Peacemaker” award, and the Longhorn Foundation’s “Excellence in Leadership” award. Mr. Glander obtained a Bachelor of Business Administration from The University of Texas at Austin and a Doctor of Jurisprudence (J.D.) from St. Mary’s University School of Law. Mr. Glander is a member of the Million Dollar Advocates Forum, Association of Trial Lawyers of America, State Bar of Texas, Texas Association of Defense Counsel, and San Antonio Bar Association. He is a Fellow of the Texas Bar Foundation. He has served on the board of directors for the Texas Association of Defense Counsel and Texas Exes and chaired their Chapter Advisory Board. He is a director of the San Antonio Texas Exes and is a Past-President of the Chapter. He is a director of the San Antonio Longhorn Foundation and is the Past-President of that organization. Mr. Glander’s significant business and legal experience and community involvement, as well as his years of experience as a director of the Company and the Bank, qualify him to serve on our board of directors.

Joseph L. Stunja. Mr. Stunja, 70, has served as a director of the Company since 2013 and a director of the Bank since 2008. From August 2016 to December 2019, Mr. Stunja served as Business Development Officer of the Bank. From June 2010 to January 2016, Mr. Stunja also served as director and Treasurer of the San Jacinto River Authority. He retired from Friendswood Development Company in 2012 after 34 years of service and numerous assignments leading up to his role as past president of Friendswood Development Company. Friendswood Development Company, a Lennar Company, was previously a subsidiary of Exxon and developed the Kingwood community. Mr. Stunja and his wife, Tracy, co-owned and operated RE/MAX Associates Northeast, one of the largest real estate agencies in Houston, from 1998 to 2010. He has also been intimately involved in the community. He has served on: the Lake Houston Area (formerly, Humble Area) Chamber of Commerce Board from 1993 to 2012, the Board of the Lake Houston YMCA from 1996 to 2002, Director of the Kingwood Super Neighborhood Council from 2002 to 2012, and The Clubs of Kingwood Board of Governors from 2003 to 2005. Mr. Stunja is also the co-founder and former chairman of the Lake Houston Tax Increment Reinvestment Zone. He has also participated in numerous community advisory committees and philanthropic initiatives. Mr. Stunja earned a Bachelor of Science in Industrial Engineering, as well as a Master of Business Administration, from Pennsylvania State University. Mr. Stunja’s broad business and real estate experience and community involvement, as well as his years of experience as a director of the Company and the Bank, qualify him to serve on our board of directors.

Class C Directors with a Term Expiring in 2025

Dr. Martin Basaldua. Dr. Basaldua, 72, has been a director of the Company since 2013 and a director of the Bank since 2008. He has been a licensed medical doctor since 1981. Dr. Basaldua is an active leader in numerous medical related endeavors. He is the founder and president of Basaldua & Heller, P.A., a physician group in Kingwood, Texas. He was the co-founder of Kingwood Plaza Hospital (now Kingwood Medical Center Hospital). Dr. Basaldua organized and led the creation of Methodist Medical Group, PLLC (in partnership with the Methodist Hospital at the Texas Medical Center) and served as Chief Executive Officer of Methodist Health Services, LLC. He is also the President of several other organizations, including: Diagnostic Affiliates of Northeast Houston, PLLC; Optimal Health & Wellness, PLLC; PES dba Optimal Skin & Laser; Merit IPA, PLLC; and Pinnacle Executive Services, LLC. Moreover, Dr. Basaldua serves as Chairman of the Board of Merit IPA, PLLC, as well as a board member of Renaissance Physicians Organization, the North Houston Association, Lake Houston Redevelopment Authority, and TIRZ #10. Dr. Basaldua is also an active civic leader. He has served on the Board of Trustees of the North Harris Montgomery Community College District. He has also served on the Texas Higher Education Coordinating Board and the Texas Strategic Economic Planning Commission. Dr. Basaldua was the founder of the Northeast Harris County Division of the American Heart Association and has also served on or been a member of numerous other civic organizations. Dr. Basaldua holds a medical degree from the University of Texas Health Science Center at San Antonio. He also holds a Bachelor of Arts in Biology from Trinity University and an Associate’s Degree from San Antonio College. Dr. Basaldua’s extensive business experience, community involvement, as wells as years of experience as a director of the Company and the Bank, qualify him to serve on our board of directors.

Norma J. Galloway. Ms. Galloway, 81, has been a director of the Company since 2019 and a director of the Bank since November 2018. Most recently, Ms. Galloway served as Executive Vice President and Houston Market President of the Bank. She retired from this position in July 2018 after more than six years with the Bank. Ms. Galloway also served as President of TCCC from October 2015 until July 2018. Prior to joining the Bank, Ms. Galloway had nearly 50 years of banking experience, including 27 years of lending and management with First City Bank, Houston, Texas, where she served as Chairman of the Board and President of First City Bank, North Belt. After joining Compass Bank in 1993, Ms. Galloway worked in several management positions, including President of Compass Bank, Airtex and Commercial Loan Manager of two other locations, Senior Vice President in Commercial Lending and Group Manager in Commercial Lending. Ms. Galloway retired from Compass Bank after 17 years. Ms. Galloway has served as President of the North Houston Chamber of Commerce, President of Risk Management Association (RMA), Houston Chapter, and was named Outstanding Woman of the Year in 1970 by Houston Chapter of American Bankers’ Association. She served for two years in a Bank Advisor role representing the American Bankers’ Association throughout the country. Ms. Galloway holds a Bachelor’s degree from the University of Houston, a degree from the Southwest Graduate School of Banking at Southern Methodist University, a Commercial Lending Graduate Degree from ABA Commercial Lending School at University of Oklahoma, Graduate of Bank Administration Institute Program at University of Wisconsin, Advanced Management from Yale Management School and Executive Management at Wharton University. Ms. Galloway’s substantial banking and management experience, established banking relationships in our markets and community involvement qualify her to serve on our board of directors.

Reagan Swinbank. Mr. Swinbank, 42, has been a director of the Company and the Bank since 2020. Prior to becoming a director of the Company and the Bank, Mr. Swinbank served as a board member of Heritage Bancorp, Inc. and Heritage Bank from 2017 until the consummation of our merger with Heritage Bancorp, Inc. Mr. Swinbank is a partner at Sprint Waste Services, and has actively managed Sprint Waste since its start in April 2006. Sprint Waste is a leading construction and industrial waste hauling company operating 11 branches along the Texas and Louisiana Gulf Coast. In addition to Sprint Waste, Mr. Swinbank is a partner with sister companies, Sprint Transport and the Sprint Landfills. Mr. Swinbank is a 2003 graduate of Texas A&M University with a Bachelor of Business Administration in Finance, and lifelong Houstonian. Mr. Swinbank’s broad business experience and banking experience serving as a director of Heritage Bancorp, Inc. and Heritage Bank, qualify him to serve on our board of directors.

Board Diversity Matrix (As of April [●], 2023)

Total Number of Directors	11
	Female	Male
Part I: Gender Identity
Directors	2	9
Part II: Demographic Background
Hispanic or Latinx		1
White	2	8
LGBTQ+	1

Board Diversity Matrix (As of April 25, 2022)

Total Number of Directors	10
	Female	Male
Part I: Gender Identity
Directors	2	8
Part II: Demographic Background
Hispanic or Latinx		1
White	2	7
LGBTQ+	1

PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to the recommendation of the Audit Committee, the board of directors has appointed Whitley Penn LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023. The board of directors is seeking ratification of the appointment of Whitley Penn LLP for the 2023 fiscal year. Shareholder ratification of the selection of Whitley Penn LLP as our independent registered public accounting firm for the 2023 fiscal year is not required by our first amended and restated bylaws, state law or otherwise. However, the board of directors is submitting the selection of Whitley Penn LLP to our shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, the Audit Committee will consider this information when determining whether to retain Whitley Penn LLP for future services.

At the annual meeting, shareholders will be asked to consider and act upon a proposal to ratify the appointment of Whitley Penn LLP. Assuming a quorum is present, the ratification of such appointment will require the affirmative vote of a majority of the votes cast at the annual meeting. Representatives of Whitley Penn LLP are expected to be in attendance at the annual meeting and will be afforded the opportunity to make a statement. The representatives will also be available to respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF WHITLEY PENN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2023.

PROPOSAL 3. APPROVAL OF THE AMENDMENT AND RESTATEMENT OF ARTICLE VI OF THE CERTIFICATE OF FORMATION

Background

On September 30, 2022, the Company completed a private placement (the “Private Placement”) of 69,400 shares of Series A Preferred Stock and the Warrants for aggregate gross proceeds of $69.4 million before deducting placement fees and offering expenses, pursuant to the Investment Agreement, dated as of September 8, 2022, by and among the Company, the Fund VIII Entities, and certain other investors party thereto (such investors together with the Fund VIII Entities, the “Purchasers”), as amended (the “Investment Agreement”). Aggregate net proceeds were $66.2 million after deducting placement fees and offering expenses of $3.2 million. The Company used the net proceeds of the Private Placement for general corporate purposes. The securities sold in the Private Placement were sold only to accredited investors and were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided under Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder as securities offered and sold only to accredited investors (as defined in Rule 501(a) of Regulation D under the Securities Act) in a transaction not involving any public offering.

Subject to the terms and conditions set forth in the Investment Agreement and the Certificate of Designation, Preferences and Rights of Series A Convertible Non-Cumulative Preferred Stock of Third Coast Bancshares, Inc., filed with the Texas Secretary of State on September 30, 2022 (the “Series A Certificate of Designation”), the Series A Preferred Stock is convertible into, (i) shares of common stock, subject to a cap with respect to each Purchaser equal to 9.9% of the total outstanding shares of common stock (or any class of voting securities of the Company) (the “Regulatory Cap”), and thereafter, subject to such Regulatory Cap, (ii) shares of Series B Preferred Stock, and (iii) if this Proposal 3 is approved at the annual meeting, and subject to the terms and conditions of the Certificate of Amendment to the Certificate of Formation of the Company, attached as Appendix A to this proxy statement (the “Certificate of Amendment”), Non-Voting Common Stock. However, the Company shall not issue any shares of common stock if the issuance of such shares of common stock (taken together with each issuance of such shares of common stock (i) upon the conversion of the Series A Preferred Stock in accordance with the Series A Certificate of Designation or otherwise, (ii) upon the conversion of the Series B Preferred Stock in accordance with the Series B Certificate of Designation or otherwise, (iii) upon the conversion of the Non-Voting Common Stock in accordance with the Certificate of Amendment or otherwise, or (iv) upon the exercise of the Warrants pursuant to the warrant agreements) would exceed 19.9% of the total outstanding shares of common stock, or more than 19.9% of the total voting power of the Company’s securities, in each case immediately preceding the issuance of the Series A Preferred Stock and Warrants pursuant to the Investment Agreement and the warrant agreements (the number of shares which may be issued without violating such limitation, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its shareholders as required by the rules of The Nasdaq Stock Market LLC (“Nasdaq”) for issuances of shares of common stock in excess of such amount, which is the purpose of Proposal 4 at the annual meeting.

The Regulatory Cap will be calculated in accordance with the regulations (the “Federal Reserve Regulations”) promulgated by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and such calculation will include, as applicable, the ownership of any person to whom a holder of Series A Preferred Stock transfers capital stock of the Company and any person to whom such person transfers capital stock of the Company (and so on), in each case, other than transferees in certain permitted transfers identified in the Federal Reserve Regulations. The Series A Certificate of Designation also contains an ownership cap, with respect to an initial acquirer of Series A Preferred Stock pursuant to the Investment Agreement, all affiliates thereof, and certain direct and indirect transferees thereof, of one-third of the total equity of the Company calculated in accordance with the Federal Reserve Regulations at 12 C.F.R. § 225.34 (the “Total Equity Limitation”).

Subject to the terms and conditions set forth in the Series A Certificate of Designation, the Regulatory Cap, the Exchange Cap, and the Total Equity Limitation, the Series A Preferred Stock is convertible into common stock and, if this Proposal 3 is approved by the shareholders at the annual meeting, Non-Voting Common Stock at a rate equal to its liquidation preference of $1,000 per share divided by the conversion price of $22.50. The Series A Preferred Stock that is converted into Series B Preferred Stock shall convert at a rate of one share of Series B Preferred Stock for one share of Series A Preferred Stock. The conversion price is subject to adjustment in accordance with the terms of the Series A Certificate of Designation in connection with certain customary events, including, without limitation, certain dividends, distributions, subdivisions, splits, combinations, and tender or exchange offers.

Each share of Series B Preferred Stock will automatically convert into 44.44 shares of Non-Voting Common Stock effective as of the close of business on the date that the Company files the Certificate of Amendment with the Texas Secretary of State as required by the Texas Business Organizations Code. Subject to the terms and conditions set forth in the Certificate of Designation, Preferences and Rights of Series B Convertible Perpetual Preferred Stock of Third Coast Bancshares, Inc., filed with the Texas Secretary of State on September 30, 2022 (the “Series B Certificate of Designation”), the Regulatory Cap, the Exchange Cap, and the Total Equity Limitation, unless the shares of Series B Preferred Stock have previously been converted into shares of Non-Voting Common Stock as described above, each share of Series B Preferred Stock will automatically convert into 44.44 shares of common stock on the date a holder transfers any shares of Series B Preferred Stock to a non-affiliate of the holder in a transfer of the type identified in the Federal Reserve Regulations at 12 C.F.R. § 225.9(a)(3)(ii), or any successor provision thereto (a “Permitted Regulatory Transfer”), or may be converted by the holder, or shall be converted upon the written request of the Company, into 44.44 shares of common stock at any time or from time to time. The conversion rate is subject to adjustment in accordance with the terms of the Series B Certificate of Designation in connection with certain customary events, including, without limitation, certain combinations, divisions, reclassifications, exchanges or substitutions of the common stock.

The Proposed Amendment and Restatement

The board of directors has approved the amendment and restatement of Article VI of the Certificate of Formation as set forth in the Certificate of Amendment, subject to the approval thereof by the requisite vote of the shareholders of the Company, and is hereby soliciting such shareholder approval. The Certificate of Amendment provides for the amendment and restatement of Article VI of the Certificate of Formation to authorize 3,500,000 shares of Non-Voting Common Stock and, thereby, increase the total number of shares of capital stock which the Company is authorized to issue from 51,000,000 to 54,500,000. The text of Article VI, Section A of the Certificate of Formation, as proposed to be amended and restated, would read as follows:

A.	General.

The total number of shares of capital stock which the Corporation is authorized to issue is fifty-four million five hundred thousand (54,500,000), consisting of fifty million (50,000,000) shares of common stock, par value $1.00 per share, three million five hundred thousand (3,500,000) shares of non-voting common stock, par value $1.00 per share, and one million (1,000,000) shares of preferred stock, par value $1.00 per share (“Preferred Shares”). The shares of capital stock may be issued from time to time as authorized by the board of directors of the Corporation (the “Board”) without the approval of its shareholders, except as otherwise provided by governing law, rule or regulation or as set forth in this Certificate of Formation, as amended from time to time.

Pursuant to the Certificate of Amendment, the terms and provisions of the Non-Voting Common Stock, which are summarized below, would be set forth in a new Paragraph D of Article VI of the Certificate of Formation. In connection with the authorization of the Non-Voting Common Stock, current Sections B, C, D, and E of Article VI of the Certificate of Formation, which set forth certain terms and provisions related to our common stock and preferred stock, consideration for the issuance of shares of our capital stock, and the denial of preemptive and preferential rights of our shareholders, would be deleted in their entirety and replaced with new Sections B and C of Article VI, which would read as follows:

B.	Preferred Stock.

The Board is expressly authorized, without shareholder approval, to provide, when it deems advisable or necessary, for the issuance of all or any shares of the preferred stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the establishment of such class or series as may be permitted by the Texas Business Organizations Code, including, without limitation, the authority to provide that any such class or series may be: subject to redemption at such time or times, on such conditions and at such price or prices; entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series of capital stock of the Corporation; entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or convertible into, or exchangeable for, shares of the same or any other class or classes of stock, or of the same or any other series of stock, of the Corporation at such price or prices or at such rates of exchange and with adjustments, all as may be stated in such resolution or resolutions adopted by the Board.

C.	Common Stock.

Each holder of common stock will be entitled to one vote for each share of common stock held of record on all matters on which shareholders generally are entitled to vote. There shall be no cumulative voting. Subject to the provisions of law and the rights of the preferred stock and any other class or series of stock having a preference as to dividends over the common stock then outstanding, and any other rights of shareholders provided herein, dividends may be paid on common stock out of assets legally available for dividends, but only at such times and in such amounts as the Board may determine and declare. Upon the dissolution, liquidation or winding up of the Corporation, after any preferential amounts to be distributed to the holders of the preferred stock and any other class or series of shares having a preference over the common stock then outstanding have been paid or declared and set apart for payment, and any other rights of shareholders provided herein, the holders of common stock will be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders ratably in proportion to the number of shares held by them, respectively.

Description of the Non-Voting Common Stock

This section summarizes specific terms and provisions of the Non-Voting Common Stock. The description of the Non-Voting Common Stock contained in this section is qualified in its entirety by the actual terms of the Non-Voting Common Stock as set forth in the Certificate of Amendment attached as Appendix A to this proxy statement.

General. Upon approval of the amendment and restatement of Article VI of the Certificate of Formation to authorize the Non-Voting Common Stock at the annual meeting and the filing of the Certificate of Amendment with the Texas Secretary of State, the Non-Voting Common Stock will constitute a new class of capital stock of the Company, consisting of 3,500,000 shares, par value $1.00 per share.

Ranking. The Non-Voting Common Stock will, with respect to rights upon liquidation, winding up and dissolution, rank (i) subordinate and junior in right of payment to all other securities of the Company that, by their respective terms, are senior to the Non-Voting Common Stock or the common stock, and (ii) pari passu with the common stock.

Dividend Rights. The Non-Voting Common Stock will rank pari passu with the common stock with respect to the payment of dividends or distributions, whether payable in cash, securities, options or other property, and with respect to issuance, grant or sale of any rights to purchase stock, warrants, securities or other property (collectively, the “Dividends”). Holders of the Non-Voting Common Stock will be entitled to receive as, when, and if declared by the board of directors, Dividends in the same per share amount as paid on the common stock. No Dividends will be payable on the common stock or any other class or series of capital stock ranking with respect to Dividends pari passu with the common stock unless a Dividend identical to that paid on the common stock is payable at the same time on the Non-Voting Common Stock in an amount per share of Non-Voting Common Stock equal to the product of (i) the per share Dividend declared and paid in respect of each share of common stock and (ii) the number of shares of common stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock); provided, however, that if a stock Dividend is declared on common stock payable solely in common stock, the holders of Non-Voting Common Stock will be entitled to a stock Dividend payable solely in shares of Non-Voting Common Stock.

Voting; Protective Provisions. The holders of Non-Voting Common Stock will not have any voting rights, except as may otherwise be permitted for securities that are Nonvoting Securities, as set forth in 12 C.F.R. § 225.2(q)(2), or any successor provision. So long as any shares of Non-Voting Common Stock are issued and outstanding, the Company will not, without obtaining the approval of the holders of a majority of the issued and outstanding shares of Non-Voting Common Stock alter or change the rights, preferences, privileges or restrictions provided for the benefit of the holders of the Non-Voting Common Stock so as to affect them adversely, or take any action that would have the effect of adversely changing any preference or any relative or other right provided for the benefit of the holders of the Non-Voting Common Stock.

Redemption and Repurchase. Except to the extent a liquidation of the Company may be deemed to be a redemption, the Non-Voting Common Stock will not be redeemable at the option of the Company or any holder of Non-Voting Common Stock at any time. However, in the event that the Company offers to repurchase shares of common stock, the Company must offer to repurchase shares of the Non-Voting Common Stock pro rata based upon the number of shares of common stock such holders would be entitled to receive if such shares were converted into shares of common stock immediately prior to such repurchase.

Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there will be a capital reorganization of the common stock (other than a subdivision, combination, reclassification or exchange of shares otherwise provided for in Section 6 of Article VI, Paragraph D of the Certificate of Formation, as proposed to be amended) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the Company’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision will be made so that the holders of the Non-Voting Common Stock will thereafter be entitled to receive upon conversion of the Non-Voting Common Stock, the number of shares of stock or other securities or property of the Company, or of the successor company resulting from such merger or consolidation or sale, to which a holder of that number of shares of common stock deliverable upon conversion of the Non-Voting Common Stock would have been entitled to receive on such capital reorganization, merger, consolidation or sale (without regard to any limitations on conversion of the Non-Voting Common Stock), provided, however, that the Company shall exercise commercially reasonable efforts to provide that such stock, securities, or property shall be in a form and manner that satisfies the regulatory requirements of the holder of the Non-Voting Common Stock, including with respect to the voting rights thereof.

Conversion.

Optional Conversion. Subject to the limitations described under “—Exchange Cap; Total Equity Limitation” below, a holder of Non-Voting Common Stock shall be permitted to convert, or upon the written request of the Company shall convert, shares of Non-Voting Common Stock into shares of common stock at any time or from time to time, provided that upon such conversion the holder, together with all affiliates and certain transferees of the holder (or, with respect to such transferee, such transferee, its affiliates, and the holder from which it acquired its shares of Non-Voting Common Stock), will not own or control in the aggregate more than 9.9% of the common stock (or of any class of voting securities issued by the Company), calculated in accordance with the Federal Reserve Regulations at 12 C.F.R. § 225.9(a), and further excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such holder of voting securities of the Company; provided further that this right to convert will not be available to a transferee of shares of Non-Voting Common Stock with respect to a transfer other than a Permitted Regulatory Transfer. In any such conversion, each share of Non-Voting Common Stock will convert initially into one share of common stock, subject to adjustment as described below.

Automatic Conversion. On the date a holder of Non-Voting Common Stock transfers any shares of Non-Voting Common Stock to a non-affiliate of the holder in a Permitted Regulatory Transfer, each such share of Non-Voting Common Stock will automatically convert into one share of common stock, without any further action on the part of any holder, subject to adjustment as described below.

Exchange Cap; Total Equity Limitation. The right to convert the Non-Voting Common Stock into common stock is subject to the Exchange Cap and the Total Equity Limitation.

Adjustment. If the Company at any time or from time to time (i) effects a division of the common stock into a greater number of shares (by stock split, reclassification or otherwise than by payment of a Dividend in common stock or in any right to acquire the common stock), or (ii) combines or consolidates the outstanding shares of the common stock, by reclassification, reverse stock split or otherwise, into a lesser number of shares of common stock, then the dividend, liquidation, and conversion rights of each share of Non-Voting Common Stock in effect immediately prior to such event will, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In addition, if the common stock is changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a division or combination of shares addressed above), (a) the conversion ratio then in effect will, effective upon such transaction, be adjusted so that each share of the Non-Voting Common Stock will be convertible into, in lieu of the shares of Common Stock which the holders of the Non-Voting Common Stock would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equal to the product of (I) the number of shares of such other class or classes of stock that a holder of a share of the common stock would be entitled to receive in such transaction and (II) the number of shares of the common stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock) immediately before that transaction and (b) the Dividend and liquidation distribution rights with respect to such share of Non-Voting Common Stock will, concurrently with the effectiveness of such transaction, be adjusted so that each share of Non-Voting Common Stock will be entitled to receive a Dividend and liquidation distribution right, in lieu of with respect to the number of shares of common stock which the holders of the Non-Voting Common Stock would otherwise have been entitled to receive, with respect to a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of common stock would be entitled to receive in such transaction and (ii) the number of shares of common stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock) immediately before that transaction.

Term. The Non-Voting Common Stock shall have perpetual term unless converted in accordance with Article VI, Paragraph D, Section 5 of the Certificate of Formation, as proposed to be amended.

The foregoing description of the proposed amendment and restatement of Article VI of the Certificate of Formation as set forth in the Certificate of Amendment is only a summary of such amendment and restatement and is qualified in its entirety by reference to the actual text of the Certificate of Amendment, a copy of which is attached to this proxy statement as Appendix A.

Reasons for the Proposed Amendment and Restatement

The primary purpose of the proposed amendment and restatement of Article VI of the Certificate of Formation is to fulfill our obligations under the Investment Agreement. Due to restrictions on the percentage of voting securities that could be held by the Purchasers in the Private Placement under applicable regulations and guidance from the Federal Reserve, in order to raise the amount of capital necessary to accomplish the goals of the Private Placement, our board of directors determined to offer non-voting securities to the Purchasers. Because the Certificate of Formation does not currently authorize the issuance of non-voting common stock, the board of directors, pursuant to its authority under the Certificate of Formation, approved the creation and issuance of the Series A Preferred Stock out of the Company’s authorized and unissued preferred stock. On September 30, 2022, the Company filed the Series A Certificate of Designation with the Texas Secretary of State to designate 69,400 shares of our authorized and unissued preferred stock as Series A Preferred Stock, which were then issued and sold to the Purchasers. Also on September 30, 2022, the Company filed the Series B Certificate of Designation with the Texas Secretary of State to designate 69,400 shares of our authorized and unissued preferred stock as Series B Preferred Stock, and the Company issued the Warrants to certain of the Purchasers.

Under the Investment Agreement, we agreed to (i) no later than May 31, 2023, duly call, give notice of, establish a record date for, convene and hold our annual shareholders’ meeting, for the purpose of, among other matters, voting upon approval and adoption of the Certificate of Amendment, and (ii) through our board of directors recommend to our shareholders the approval and adoption of the Certificate of Amendment, include such recommendation in this proxy statement, and use our reasonable best efforts to obtain shareholder approval and adoption of the Certificate of Amendment. We also agreed to adjourn or postpone the annual meeting, if, as of the time for which the annual meeting is originally scheduled there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the annual meeting, or, if on the date of the annual meeting the Company has not received proxies representing a sufficient number of shares necessary to obtain shareholder approval and adoption of the Certificate of Amendment. Following any such adjournment or postponement, we agreed to use commercially reasonable efforts to solicit proxies representing a sufficient number of shares to obtain shareholder approval and adoption of the Certificate of Amendment for up to 30 days following such adjournment or postponement.

Shareholder approval of the amendment and restatement of Article VI of the Certificate of Formation as set forth in the Certificate of Amendment is also required under the Certificate of Formation and Texas law. Therefore, the amendment and restatement of Article VI of the Certificate of Formation as set forth in the Certificate of Amendment must be approved by the Company’s shareholders in order to permit the filing of the Certificate of Amendment with the Texas Secretary of State. The directors and certain executive officers of the Company entered into a voting agreement, dated September 8, 2022 (the “Voting Agreement”), in connection with the Private Placement, pursuant to which they agreed to vote in favor of this Proposal 3.

Approval of the amendment and restatement of Article VI of the Certificate of Formation as set forth in the Certificate of Amendment is independent of the approval of the issuance of the common stock upon conversion of the Series A Preferred Stock, Series B Preferred Stock, or the Non-Voting Common Stock, or exercise of the Warrants, for purposes of Nasdaq Listing Rule 5635(d), as set forth in Proposal 4. The shareholders’ approval or non-approval of Proposal 4 will not affect, or be affected by, the approval or non-approval of this Proposal 3.

Potential Effects of the Proposed Amendment and Restatement

If the shareholders approve the amendment and restatement of Article VI of the Certificate of Formation as set forth in the Certificate of Amendment, the amendment and restatement of Article VI of the Certificate of Formation will become effective upon the filing of the Certificate of Amendment with the Texas Secretary of State, which we anticipate doing as soon as practicable following shareholder approval. As discussed above, subject to the Regulatory Cap, the Exchange Cap, the Total Equity Limitation, and the terms and conditions set forth in the Series A Certificate of Designation, Series B Certificate of Designation, and the warrant agreements for the Warrants, respectively, (i) the Series A Preferred Stock is convertible into common stock, Series B Preferred Stock, and, upon filing of the Certificate of Amendment with the Texas Secretary of State, Non-Voting Common Stock, (ii) the Series B Preferred Stock is convertible into common stock and, upon filing of the Certificate of Amendment with the Texas Secretary of State, Non-Voting Common Stock, and (iii) the Warrants are exercisable for common stock, Series B Preferred Stock, and, upon filing of the Certificate of Amendment with the Texas Secretary of State, Non-Voting Common Stock. In addition, as discussed above, each share of Series B Preferred Stock will automatically convert into 44.44 shares of Non-Voting Common Stock effective as of the close of business on the date that the Company files the Certificate of Amendment with the Texas Secretary of State. As of April [●], 2023, there were no shares of Series B Preferred Stock issued and outstanding.

As described above under “The Proposed Amendment and Restatement—Description of the Non-Voting Common Stock,” subject to terms and conditions set forth in the Certificate of Amendment, the Regulatory Cap, the Exchange Cap, and the Total Equity Limitation, each share of Non-Voting Common Stock is convertible, and will automatically convert under certain circumstances, into one share of common stock. Upon conversion of the shares of Non-Voting Common Stock to shares of the common stock, the converted shares of common stock would have the same rights and privileges as the previously issued and outstanding shares of common stock, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid by the Company. Any issuance of additional shares of common stock as a result of the conversion of the shares of Non-Voting Common Stock would increase the total number of outstanding shares of common stock, which would result in dilution to the percentage ownership, voting power and earnings per share of the existing holders of the common stock.

Potential Effects if the Proposed Amendment and Restatement is not Approved

If the shareholders do not approve the amendment and restatement of Article VI of the Certificate of Formation as set forth in the Certificate of Amendment, we will not file the Certificate of Amendment with the Texas Secretary of State and the amendment and restatement of Article VI of the Certificate of Formation will not be effective. In that instance, the Company would not have authorized any shares of non-voting common stock. As such, subject to the Regulatory Cap, the Exchange Cap, the Total Equity Limitation, and the terms and conditions set forth in the Series A Certificate of Designation, Series B Certificate of Designation, and the warrant agreements for the Warrants, respectively, (i) the Series A Preferred Stock would only be convertible into common stock and Series B Preferred Stock, (ii) the Series B Preferred Stock would only be convertible in common stock, and (iii) the Warrants would only be exercisable for common stock and Series B Preferred Stock.

Recommendation and Vote

Under the Certificate of Formation, the affirmative vote of the holders of a majority of the shares of the Company entitled to vote generally in an election of directors, voting together as a single class, is required to approve the amendment and restatement of Article VI of the Certificate of Formation to authorize the Non-Voting Common Stock as described in this proxy statement. Failure to execute and return a proxy card or otherwise to vote at the annual meeting will have the same effect as a vote “AGAINST” this proposal, and abstentions and broker non-votes will also be counted as votes “AGAINST” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

PROPOSAL 4. APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK, OR NON-VOTING COMMON STOCK OR EXERCISE OF WARRANTS

Background

As described in Proposal 3, on September 30, 2022, we issued to 69,400 shares of Series A Preferred Stock to the Purchasers and the Warrants to certain of the Purchasers. Subject to the Regulatory Cap, the Total Equity Limitation, and the terms and conditions set forth in the Series A Certificate of Designation, Series B Certificate of Designation, the warrant agreements for the Warrants, and the Certificate of Amendment, respectively, (i) the Series A Preferred Stock is convertible into common stock, Series B Preferred Stock, and, upon filing of the Certificate of Amendment with the Texas Secretary of State, Non-Voting Common Stock, (ii) the Series B Preferred Stock is convertible into common stock and, upon filing of the Certificate of Amendment with the Texas Secretary of State, Non-Voting Common Stock, (iii) the Warrants are exercisable for common stock, Series B Preferred Stock, and, upon filing of the Certificate of Amendment with the Texas Secretary of State, Non-Voting Common Stock, and (iv) the Non-Voting Common Stock is convertible into common stock; provided that, in any such case, unless this Proposal 4 is approved by the Company’s shareholders at the annual meeting, the Company may not issue any shares of common stock upon conversion of the Series A Preferred Stock, Series B Preferred Stock, or Non-Voting Common Stock, or upon the exercise of the Warrants, if the issuance of such shares of common stock, in the aggregate, would exceed the Exchange Cap.

Reasons for Requesting Shareholder Approval

Our common stock is listed on the Nasdaq Global Select Market and, therefore, the Company is subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires that an issuer obtain shareholder approval of any transaction, other than a public offering as defined in the Nasdaq Listing Rules, involving the sale, issuance or potential issuance by the issuer of common stock or securities convertible into or exercisable for common stock if, in the aggregate, the number of shares of common stock issued or to be issued would equal 20% or more of the issuer’s common stock or voting power outstanding before the issuance.

Because the Company had a total of 13,501,461 shares of common stock outstanding prior to the Private Placement, the Company is restricted by Nasdaq Listing Rule 5635 from issuing 2,700,293 or more shares of common stock, or securities convertible into or exercisable for such shares of common stock, in a non-public offering without obtaining shareholder approval. In the Private Placement, the Company issued 69,400 shares of Series A Preferred Stock and the Warrants. The aggregate number of shares of common stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, or, if the Certificate of Amendment is filed with the Texas Secretary of State, Non-Voting Common Stock, or upon exercise of the Warrants, is 3,259,445 based on the conversion price and rates and exercise price in effect as of April [●], 2023. Such aggregate number of shares of common stock would exceed 20% of the number of shares of common stock and voting power outstanding prior to the Private Placement. In addition, as a result of potential adjustments to the conversion price and rates and exercise price set forth in the Series A Certificate of Designation, Series B Certificate of Designation, Certificate of Amendment, and warrant agreements for the Warrants, the Series A Preferred Stock, Series B Preferred Stock, Non-Voting Common Stock, and Warrants may be deemed to be issued at a discount to the “Minimum Price,” as defined in Nasdaq Listing Rule 5635(d). For the foregoing reasons, we are required under Nasdaq Listing Rule 5635(d) to seek approval of the Company’s shareholders for the issuance of common stock in excess of the Exchange Cap upon conversion of the Series A Preferred Stock, Series B Preferred Stock, or, if the Certificate of Amendment is filed with the Texas Secretary of State, the Non-Voting Common Stock, or upon exercise of the Warrants.

Under the Investment Agreement, we agreed to (i) no later than May 31, 2023, duly call, give notice of, establish a record date for, convene and hold our annual shareholders’ meeting, for the purpose of, among other matters, voting upon a proposal to approve the issuance of shares of common stock upon the conversion of the

Series A Preferred Stock, Series B Preferred Stock, or Non-Voting Common Stock, or upon exercise of the Warrants, in accordance with the requirements of Nasdaq Listing Rule 5635(d), and (ii) through our board of directors recommend to our shareholders the approval of such proposal, include such recommendation in this proxy statement, and use our reasonable best efforts to obtain such shareholder approval. We also agreed to adjourn or postpone the annual meeting, if, as of the time for which the annual meeting is originally scheduled there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the annual meeting, or, if on the date of the annual meeting the Company has not received proxies representing a sufficient number of shares necessary to obtain shareholder approval of such proposal. Following any such adjournment or postponement, we agreed to use commercially reasonable efforts to solicit proxies representing a sufficient number of shares to obtain shareholder approval of such proposal for up to 30 days following such adjournment or postponement. The directors and certain executive officers of the Company entered into the Voting Agreement in connection with the Private Placement, pursuant to which they agreed to vote in favor of this Proposal 4.

Approval of, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of common stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, or Non-Voting Common Stock, or upon exercise of the Warrants under this Proposal 4 is independent of the approval of the amendment and restatement of Article VI of the Certificate of Formation to authorize the Non-Voting Common Stock as described in Proposal 3. The shareholders’ approval or non-approval of Proposal 3 will not affect, or be affected by, the approval or non-approval of this Proposal 4.

Potential Effects if this Proposal 4 is Approved

Conversion of the Series A Preferred Stock, Series B Preferred Stock or Non-Voting Common Stock into Common Stock. Subject to the terms and conditions set forth in the Series A Certificate of Designation, the Regulatory Cap, and the Total Equity Limitation, each share of Series A Preferred Stock is convertible into 44.44 shares of common stock, based on the conversion price in effect as of April [●], 2023. Alternatively, each share of Series A Preferred Stock is convertible into one share of Series B Preferred Stock or, if the Certificate of Amendment is filed with the Texas Secretary of State, 44.44 shares of Non-Voting Common Stock. Subject to the terms and conditions set forth in the Series B Certificate of Designation, the Regulatory Cap, and the Total Equity Limitation, each share of Series B Preferred Stock is convertible into 44.44 shares of common stock, based on the conversion rate in effect as of April [●], 2023. Subject to the terms and conditions set forth in the Certificate of Amendment, the Regulatory Cap, and the Total Equity Limitation, each share of Non-Voting Common Stock is convertible into one share of common stock, based on the conversion rate in effect as of April [●], 2023. Based on such conversion price and rates, conversion of all outstanding shares of Series A Preferred Stock into common stock, or conversion of all outstanding shares of Series A Preferred Stock into Series B Preferred Stock or Non-Voting Common Stock followed by conversion of all of such Series B Preferred Stock or Non-Voting Common Stock, as applicable, into common stock, would result in the issuance of 3,084,445 shares of common stock. The rights and privileges associated with the common stock issuable upon such conversion would be identical to the rights and privileges associated with the common stock held by the Company’s existing shareholders.

Exercise of the Warrants for Common Stock. Subject to the terms of the warrants agreements for the Warrants, the Exchange Cap, and the Total Equity Limitation, the Warrants are exercisable for an aggregate of 175,000 shares of common stock. The rights and privileges associated with the common stock issuable upon such exercise would be identical to the rights and privileges associated with the common stock held by the Company’s existing shareholders.

Dilution of the Company’s Existing Shareholders. Upon full conversion into common stock of the Series A Preferred Stock, Series B Preferred Stock, or, if the Certificate of Amendment is filed with the Texas Secretary of State, the Non-Voting Common Stock, and upon full exercise of the Warrants, the Company would issue an aggregate of 3,259,445 shares of common stock. As a result, the Company’s existing shareholders prior to the

Private Placement would incur a dilution in their percentage ownership, voting power and earnings per share. Assuming such full conversion and full exercise, the shares of common stock held by the existing holders immediately prior to the Private Placement would represent approximately 80.6% of the issued and outstanding common stock after such conversion and exercise. Notwithstanding the foregoing, the conversion of the Series A Preferred Stock, Series B Preferred Stock, and Non-Voting Common Stock into, and the exercise of the Warrants for, common stock remains subject to the Regulatory Cap and the Total Equity Limitation.

Market Effects of the Conversion. Despite the existence of certain restrictions on transfer, the issuance of shares of common stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, or the Non-Voting Common Stock, and upon exercise of the Warrants, may impact trading patterns and adversely affect the market price of the common stock. Additionally, sales in the public market of the shares of common stock acquired upon such conversion or exercise, or the perception that such sales could occur, could adversely affect the prevailing market price of the common stock and impair the Company’s ability to raise funds in additional stock financings.

Potential Effects if this Proposal 4 is not Approved

Exchange Cap Allocation Amount. Unless our shareholders approve this Proposal 4 (or a similar proposal at a subsequent meeting), the Purchasers (collectively, the “Existing Buyers” and each, individually, an “Existing Buyer”) will not be permitted to convert Series A Preferred Stock, Series B Preferred Stock, or, if the Certificate of Amendment is filed with the Texas Secretary of State, Non-Voting Common Stock or exercise Warrants with respect to more than such Existing Buyer’s pro rata amount of the Exchange Cap (such amount, with respect to each Existing Buyer, its “Exchange Cap Allocation Amount”) determined based upon such Existing Buyer’s percentage ownership of the sum of (1) the aggregate number of shares of common stock issuable upon the conversion of all shares of Series A Preferred Stock, Series B Preferred Stock and/or Non-Voting Common Stock, plus (2) the aggregate number of shares of common stock issuable upon exercise of the Warrants. In the event that such Existing Buyer shall sell or otherwise transfer any of such Existing Buyer’s shares of Series A Preferred Stock, Series B Preferred Stock, Non-Voting Common Stock, or Warrants, the transferee shall be allocated a pro rata portion of such Existing Buyer’s Exchange Cap Allocation Amount with respect to such portion of such Series A Preferred Stock, Series B Preferred Stock, Non-Voting Common Stock, and Warrants so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation Amount so allocated to such transferee. Upon conversion and exercise in full of such Existing Buyer’s Series A Preferred Stock, Series B Preferred Stock, Non-Voting Common Stock, and Warrants, the difference (if any) between such Existing Buyer’s Exchange Cap Allocation Amount and the number of shares of common stock actually issued to such Existing Buyer upon such Existing Buyer’s conversion in full of such Series A Preferred Stock, Series B Preferred Stock, Non-Voting Common Stock, and Warrants will be allocated to the respective Exchange Cap Allocation Amounts of the remaining Existing Buyers of Series A Preferred Stock, Series B Preferred Stock, Non-Voting Common Stock, and Warrants on a pro rata basis in proportion to the relative Exchange Cap Allocation Amounts of such Existing Buyers.

Reservation of Shares Issuable Upon Conversion. The Company must, at all times, reserve and keep available out of its authorized but unissued shares of common stock the number of shares of common stock as would be sufficient from time to time to effect the conversion of the Series A Preferred Stock, Series B Preferred Stock or, if the Certificate of Amendment is filed with the Texas Secretary of State, the Non-Voting Common Stock, or the exercise of the Warrants, from time to time outstanding. If at any time the authorized but unissued shares of common stock would not be sufficient to effect the full conversion of all then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, and Non-Voting Common Stock, or full exercise of all then outstanding Warrants, the Company must take such action as may be necessary to increase its authorized number of shares of common stock to a sufficient number. Therefore, regardless of whether the shareholders approve this Proposal 4, the Company will be obligated, so long as any shares of Series A Preferred Stock, Series B Preferred Stock, Non-Voting Common Stock, or Warrants remain outstanding, to reserve a sufficient number of authorized but unissued shares of its common stock available for issuance upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, or Non-Voting Common Stock, and exercise of the Warrants.

Recommendation and Vote

Under Nasdaq Listing Rule 5635(d), the affirmative vote of a majority of the votes cast at the annual meeting is required to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of common stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, or, if Proposal 3 is approved at the annual meeting, Non-Voting Common Stock, or upon exercise of the Warrants. A broker non-vote or an abstention with respect to this proposal, will not be counted as a vote “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4.

PROPOSAL 5. ADJOURNMENT OF THE MEETING

In the event there are not sufficient votes at the time of the annual meeting to approve any of the proposals at the annual meeting, the board of directors may propose to adjourn the annual meeting to a later date or dates in order to permit the solicitation of additional proxies (the “Adjournment Proposal”). Pursuant to Texas law, the board of directors is not required to fix a new record date to determine the shareholders entitled to vote at the adjourned meeting. If the board of directors does not fix a new record date, and as long as the adjournment is not for more than 30 days, it is not necessary to give any notice of the time and place of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken. If a new record date is fixed or the adjournment is for more than 30 days, notice of the adjourned meeting will be given as in the case of an original meeting.

In order to permit proxies that have been received by us at the time of the annual meeting to be voted for an adjournment of the annual meeting, if necessary, we are submitting the Adjournment Proposal to shareholders as a separate matter for consideration. Approval of the Adjournment Proposal by the Company’s shareholders will authorize the holder of any proxy solicited by the board of directors to vote in favor of adjourning the annual meeting and any later adjournments. If our shareholders approve the Adjournment Proposal, we may adjourn the annual meeting, and any adjourned session of the annual meeting, to use the additional time to solicit additional proxies in favor of any of the proposals at the annual meeting, including the solicitation of proxies from our shareholders who have previously voted against the relevant proposal(s). Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 3 or Proposal 4 have been received, we could adjourn the annual meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of that proposal.

Under our first amended and restated bylaws, the affirmative vote of a majority of the votes cast is required to approve the Adjournment Proposal. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BOARD AND COMMITTEE MATTERS

Board Meetings

Our board of directors met 12 times during the 2022 fiscal year (including regularly scheduled and special meetings). During fiscal year 2022, each director participated in at least 72% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which he or she was a director) and (ii) the total number of meetings of all committees of the board of directors on which he or she served (during the period that he or she served).

Director Attendance at Annual Meeting

We encourage all directors to attend the annual meeting of shareholders although we recognize that conflicts may arise that will prevent a director from attending an annual meeting. Nine of our directors attended the 2022 annual meeting of shareholders. We anticipate all of our nominees for election will attend the upcoming annual meeting.

Board Composition

The size of our board of directors is currently set at 11 members. In accordance with the Certificate of Formation, members of the board of directors are divided into three classes, Class A, Class B and Class C. The members of each class are elected for a term of office to expire at the third succeeding annual meeting of shareholders following their election. The term of office of Class B and Class C directors will expire at the annual meeting of shareholders to be held in 2024 and 2025, respectively. The term of office of our current Class A directors will expire at this year’s annual meeting of shareholders and the term of office for the Class A directors elected at this year’s annual meeting of shareholders will expire in 2026. There are no family relationships of first cousin or closer among our directors or officers by blood, marriage or adoption.

Except as fixed by the board of directors pursuant to the Certificate of Formation, any vacancy occurring in the board of directors may be filled by election at an annual or special meeting of the shareholders called for that purpose or by the affirmative vote of the majority of the remaining directors (even if the remaining directors constitute less than a quorum of the full board of directors), and any director so chosen shall hold office for the remainder of the term to which the director has been selected and until such director’s successor shall have been elected and qualified. Except as fixed by the board of directors pursuant to the Certificate of Formation, any vacancy to be filled because of an increase in the number of directors may be filled by election at an annual or special meeting of the shareholders called for that purpose or may be filled by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided, that the board of directors may not fill more than two vacancies created by an increase in the number of directors during the period between two successive annual meetings of the shareholders.

As discussed in greater detail below, the board of directors has affirmatively determined that 9 of our 11 current directors qualify as independent directors under the applicable rules of Nasdaq and the SEC.

Director Independence

Under the rules of Nasdaq, a majority of the members of our board of directors are required to be independent. The rules of Nasdaq, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors.

Our board of directors has evaluated the independence of each director based upon these rules. Applying these rules, our board of directors has affirmatively determined that, with the exception of Messrs. Bonnen and

Caraway, each of our current directors qualifies as an independent director under applicable rules. In making these determinations, our board of directors considered the current and prior relationships that each director has and has had with the Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of common stock by each director, and the transactions described under the section titled “Certain Relationships and Related Person Transactions” in this proxy statement.

Board Leadership Structure

Bart O. Caraway currently serves as our Chairman, President and Chief Executive Officer. Mr. Caraway has been a director of the Company since formation in 2013 and a director of the Bank since organization in 2008. Mr. Caraway’s primary duties are to lead our board of directors in establishing the Company’s overall vision and strategic plan and to lead the Company’s management in carrying out that plan.

Our board of directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the board of directors believes that it is in the best interests of the Company to make that determination from time to time based on the position and direction of the Company and the membership of the board of directors. The board of directors has determined that having our Chief Executive Officer serve as Chairman of the Board is in the best interests of our shareholders at this time. This structure makes best use of the Chief Executive Officer’s extensive knowledge of the Company and the banking industry. The board of directors views this arrangement as also providing an efficient nexus between the Company and the board of directors, enabling the board of directors to obtain information pertaining to operational matters expeditiously and enabling our Chairman to bring areas of concern before the board of directors in a timely manner. The board of directors does not have a lead or presiding independent director.

Risk Management and Oversight

Our board of directors is responsible for oversight of management and the business and affairs of the Company, including those relating to management of risk. Our full board of directors determines the appropriate risk for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our full board of directors maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas as described in the section entitled “—Committees of the Board.”

Director Nominations

The Corporate Governance and Nominating Committee considers nominees to serve as directors of the Company and recommends such persons to the board of directors. The Corporate Governance and Nominating Committee also considers director candidates recommended by shareholders who appear to be qualified to serve on the board of directors and meet the criteria for nominees considered by such committee. The Corporate Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board of directors and the Corporate Governance and Nominating Committee does not perceive a need to increase the size of the board of directors. In order to avoid the unnecessary use of the Corporate Governance and Nominating Committee’s resources, it will consider only those director candidates proposed by shareholders that are recommended in accordance with the procedures set forth in our first amended and restated bylaws, which are summarized generally in the section titled “—Procedures to be Followed by Shareholders for Director Nominations.”

Criteria for Director Nominees

The Corporate Governance and Nominating Committee has adopted a set of criteria that it considers when it identifies and recommends individuals to be selected by our board of directors as nominees for election to the board of directors. In addition to reviewing the background and qualifications of the individuals considered in the selection of candidates, the Corporate Governance and Nominating Committee looks at a number of attributes and criteria, including: experience, skills, expertise, diversity, personal and professional integrity, ethics, professional judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Corporate Governance and Nominating Committee considers appropriate in the context of the needs of the board of directors. The Corporate Governance and Nominating Committee does not have a formal policy with respect to diversity; however, the board of directors and Corporate Governance and Nominating Committee believe that it is essential that the board members represent diverse viewpoints.

In addition, prior to nominating an existing director for re-election to the board of directors, the Corporate Governance and Nominating Committee considers and reviews such director’s board of directors and committee attendance and performance; length of board of directors service; experience, skills and contributions that the existing director brings to the board of directors; independence; and any significant change in the director’s status, including the attributes considered for initial membership on our board of directors.

Process for Identifying and Evaluating Director Nominees

Pursuant to the Corporate Governance and Nominating Committee Charter as approved by the board of directors, the Corporate Governance and Nominating Committee is responsible for the process relating to director nominations, including identifying, recommending, interviewing and selecting individuals who may be nominated for election to the board of directors.

The process that the Corporate Governance and Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the board of directors is set forth below.

Identification. For purposes of identifying nominees for the board of directors, the Corporate Governance and Nominating Committee will rely on personal contacts of the members of the board of directors as well as their knowledge of members of the communities served by the Company. The Corporate Governance and Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth in our first amended and restated bylaws and which are summarized generally below in the section titled “—Procedures to be Followed by Shareholders for Director Nominations.” The Corporate Governance and Nominating Committee has not previously used an independent search firm in identifying nominees.

Evaluation. In evaluating potential nominees, the Corporate Governance and Nominating Committee will review the qualifications and independence of individuals being considered as director candidates, including persons proposed by shareholders or others. In addition, for any new director nominee, the Corporate Governance and Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Procedures to be Followed by Shareholders for Director Nominations

Any shareholder of the Company entitled to vote in the election of directors may recommend to the Corporate Governance and Nominating Committee one or more persons as a nominee for election as director at a meeting only if such shareholder has given timely notice in proper written form of such shareholder’s intent to make such nomination or nominations. To be timely, a shareholder’s notice given in the context of an annual meeting of shareholders must be delivered to or mailed and received at the principal executive office of the Company not less than 120 calendar days nor more than 150 calendar days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced more than 30 calendar days prior to such anniversary date or delayed more than 60 calendar days after such anniversary date, then to be timely the notice must be received by the Company no later than the later of 70 calendar days prior to the date of the annual meeting or the close of business on the seventh calendar day following the earlier of the date on which notice of the annual meeting is first mailed by or on behalf of the Company or the day on which public announcement is first made of the date of the annual meeting. Any adjournment or postponement of an annual meeting will not commence a new time period for the purposes of giving notice.

To be in proper written form, a shareholder’s notice to the Secretary of the Company must set forth:

•

as to each person whom the shareholder proposes to nominate for election or re-election as a director the class of director for which such person is nominated and all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected;

•

as to the shareholder giving the notice, the name and address of such shareholder and any shareholder associated person as they appear on the Company’s books; the class and number of shares of the Company’s securities, and any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by such shareholder and associated person with respect to the Company’s securities;

•

a description of any material relationships, including financial transactions and compensation, between the shareholder giving the notice and any shareholder associated person, on the one hand, and the proposed nominee or nominees, and such nominee’s affiliates and associates, or others acting in concert with the nominee, on the other hand, including, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any Shareholder Associated Person on whose behalf the nomination is made, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

•	a completed independence questionnaire regarding the proposed nominee or nominees;

•

a written representation from such proposed nominee or nominees that they do not have, nor will they have, any undisclosed voting commitments or other arrangements with respect to their actions as a director;

•	a written representation from such proposed nominee or nominees that they comply with all applicable corporate governance policies and eligibility requirements; and

•	any other information reasonably requested by the Company.

Shareholder nominations should be submitted to the Corporate Secretary and the Chairman of the Corporate Governance and Nominating Committee of Third Coast Bancshares, Inc., Attn: Corporate Secretary, 20202 Highway 59 North, Suite 190, Humble, Texas, 77338.

A nomination not made in compliance with the foregoing procedures will not be eligible to be voted upon by the shareholders at the meeting. The Corporate Governance and Nominating Committee has the power and duty to determine whether a nomination was made in accordance with procedures set forth above and, if any nomination is not in compliance with the procedures set forth above, to declare that such defective nomination will be disregarded.

Committees of the Board

Our board of directors has established an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.

Our board of directors may establish additional committees as it deems appropriate, in accordance with applicable law and regulations and the Certificate of Formation and our first amended and restated bylaws.

Audit Committee

The members of our Audit Committee are Ms. Carolyn Bailey, Dr. Martin Basaldua, Mr. W. Donald Brunson, Mr. Troy A. Glander and Mr. Shelton McDonald, with Ms. Carolyn Bailey serving as Chair of the Audit Committee. Our board of directors has evaluated the independence of each of the members of the Audit Committee and has affirmatively determined that each (i) is an “independent director” under Nasdaq rules, (ii) satisfies the additional independence standards under applicable SEC rules for audit committee service, and (iii) has the ability to read and understand fundamental financial statements. In addition, our board of directors has determined that Ms. Bailey is a financial expert and has the financial sophistication required of at least one member of the Audit Committee by Nasdaq rules due to her experience and background. Our board of directors has also determined that Ms. Bailey qualifies as an “audit committee financial expert” under the rules and regulations of the SEC. The Audit Committee met six times in 2022.

The purpose of the Audit Committee is to assist the board of directors in fulfilling its oversight responsibilities with respect to the following, among other things:

•	selecting and overseeing our independent auditor for the purpose of preparing or issuing an audit report or related work;

•

approving all fees and terms of engagement of our independent auditor, and approving in advance all audit and non-audit services to be performed by the independent auditor and any other registered public accounting firm;

•

reviewing reports from the independent auditor regarding its internal quality control procedures and any material issues raised by the most recent internal quality-control or peer review or by governmental or professional authorities, and any steps taken to address such issues;

•

reviewing the independence of our independent auditor and setting policies for hiring employees or former employees of our independent auditor and for independent auditor rotation in accordance with applicable laws, rules and regulations;

•

resolving any disagreements regarding financial reporting between management and the independent auditor, and reviewing with our independent auditor any audit problems, disagreements or difficulties and management’s response thereto;

•	overseeing our internal audit function;

•

reviewing operating and control issues identified in internal audit reports, management letters, examination reports of regulatory agencies and monitoring management’s compliance with recommendations contained in those reports; and

•	meeting with management and the independent auditor to review the effectiveness of our system of internal control and internal audit procedures, and to address any deficiencies in such procedures.

The Audit Committee has adopted a written charter, which sets forth the Audit Committee’s duties and responsibilities. The Audit Committee charter is available on our website at www.tcbssb.com under “Investors—Governance—Governance Documents”.

Compensation Committee

The members of our Compensation Committee are Ms. Carolyn Bailey, Dr. Martin Basaldua, Mr. W. Donald Brunson, Mr. Troy A. Glander, and Mr. Shelton McDonald, with Mr. Glander serving as Chair of the Compensation Committee. Our board of directors has evaluated the independence of each of the members of our Compensation Committee and has affirmatively determined that each of the members of our Compensation Committee meets the definition of an “independent director” under Nasdaq rules. Our board of directors has also determined that each of the members of the Compensation Committee qualifies as a “nonemployee director”

within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee met three times in 2022. The Compensation Committee charter requires the Compensation Committee to meet at least once annually.

The purpose of the Compensation Committee is to assist the board of directors in its oversight of our overall compensation structure, policies and programs and assessing whether such structure establishes appropriate incentives and meets our corporate objectives, the compensation of our executive officers and the administration of our compensation and benefit plans.

The Compensation Committee has responsibility for, among other things:

•

reviewing and recommending the annual compensation, annual incentive opportunities and any other matter relating to the compensation of our executive officers; all employment agreements, severance or termination agreements, change in control agreements or similar agreements between an executive officer and the Company;

•

reviewing and recommending the establishment of performance measures and the applicable performance targets for each performance-based cash and equity incentive award to be made under any benefit plan;

•

taking all actions required or permitted under the terms of our compensation and benefit plans, with separate but concurrent authority, and reviewing at least annually the overall performance, operation and administration of our compensation and benefit plans;

•	reviewing and recommending action by the board of directors with respect to various other matters in connection with each of our compensation and benefit plans;

•	consulting with the Chief Executive Officer regarding equity-based incentive compensation and incentive-based compensation payable to employees other than our executive officers;

•

consulting with the Chief Executive Officer regarding a succession plan for our executive officers, including our Chief Executive Officer, and the review of our leadership development process for senior management positions;

•	reviewing the performance of our executive officers for each fiscal year;

•	overseeing and making recommendations regarding the Company’s compliance with SEC rules and regulations regarding shareholder approval of certain executive compensation matters; and

•	reviewing and making recommendations to the board of directors with respect to non-employee directors for their service on the board of directors and board committees.

The Compensation Committee has adopted a written charter, which sets forth the Compensation Committee’s duties and responsibilities. The Compensation Committee charter is available on our website at www.tcbssb.com under “Investors—Governance—Governance Documents”.

During 2022, the Compensation Committee engaged Hunt Financial Group (“HFG”) as its independent compensation consultant to obtain objective, expert advice on the Company’s executive compensation program and practices. Pursuant to the engagement, HFG provided the Compensation Committee with information regarding the competitive market for executive talent and compensation trends, assisted the Compensation Committee with the identification and approval of an appropriate peer group against which to benchmark the elements of the Company’s executive compensation program, and made recommendations regarding the Company’s executive compensation program. The Compensation Committee has assessed the independence of HFG pursuant to the rules of the SEC and concluded that its work for the Compensation Committee did not raise any conflicts of interest during 2022.

Corporate Governance and Nominating Committee

The members of our Corporate Governance and Nominating Committee are Ms. Carolyn Bailey, Dr. Martin Basaldua, Mr. W. Donald Brunson, Mr. Troy A. Glander and Mr. Shelton McDonald, with Dr. Basaldua serving as Chair of our Corporate Governance and Nominating Committee. Our board of directors has evaluated the independence of each of the members of our Corporate Governance and Nominating Committee and has affirmatively determined that each of the members of our Corporate Governance and Nominating Committee meets the definition of an “independent director” under Nasdaq rules. The Corporate Governance and Nominating Committee met four times in 2022. The Corporate Governance and Nominating Committee did not retain the services of any independent search firm during 2022.

The Corporate Governance and Nominating Committee has responsibility for, among other things:

•	reviewing the performance of our board of directors and each of its committees;

•

identifying, assessing and determining the qualification, attributes and skills of, and recommending, persons to be nominated by our board of directors for election as directors and to fill any vacancies on our board of directors;

•

reviewing and recommending to our board of directors each director’s suitability for continued service as a director upon the expiration of his or her term and upon any material change in his or her status;

•	overseeing, receiving reports from and advising management on Environmental, Social and Corporate Governance, or ESG, matters;

•

considering questions of possible conflicts of interest involving directors, including operations that could be considered competitive with our operations or that otherwise present a conflict of interest; and

•

reviewing the size and composition of our board of directors as a whole and recommending any appropriate changes to reflect the appropriate balance of required independence, knowledge, experience, skills, expertise and diversity.

Our Corporate Governance and Nominating Committee has adopted a written charter, which sets forth the Corporate Governance and Nominating Committee’s duties and responsibilities. The Corporate Governance and Nominating Committee charter is available on our website at www.tcbssb.com under “Investors—Governance—Governance Documents”.

Our Corporate Governance and Nominating Committee will consider shareholder recommendations for nominees, provided that such shareholder complies with the procedures described in the section titled “—Procedures to be Followed by Shareholders for Director Nominations.”

Certain Corporate Governance Matters

Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics in place that applies to all of our directors, officers and employees. The Code of Business Conduct and Ethics sets forth specific standards of conduct and ethics that we expect all of our directors, officers and employees to follow, including the Company’s Chairman, President and Chief Executive Officer and senior financial officers. The Code of Business Conduct and Ethics is available on our website at www.tcbssb.com under “Investors—Governance—Governance Documents”. Any amendments to the Code of Business Conduct and Ethics, or any waivers of requirements thereof, will be disclosed on our website, as well as by any other means required by Nasdaq or the SEC.

Hedging Policy and Pledging Restrictions

We do not permit our directors or executive officers to engage in transactions that hedge such director’s or executive officer’s economic risk of owning shares of our common stock. Thus, our directors and executive officers may not engage in hedging transactions in the Company’s shares as puts, calls, prepaid variable forwards, equity swaps, collars and other derivative securities on an exchange or in any other organized market. Our directors and executive officers also may not engage in short sales of the Company’s shares, meaning sales of shares that are not owned at the time of sale. In addition, the Company limits pledging to pre-approved exceptions where the executive officer or director can demonstrate the financial ability to repay the loan without resorting to the pledged securities.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines to assist the board of directors in the exercise of its fiduciary duties and responsibilities and to serve the best interests of the Company and our shareholders. The Corporate Governance Guidelines are available on our website at www.tcbssb.com under “Investors—Governance—Governance Documents”.

Whistleblower Policy

We have adopted a Whistleblower Policy to establish procedures for the submission of complaints and concerns regarding financial statement disclosures, accounting, internal accounting controls, auditing matters, compliance with applicable laws, rules and regulations or violations of our Business Code of Conduct and Ethics. The Whistleblower Policy is available on our website at www.tcbssb.com under “Investors—Governance—Governance Documents”.

Independent Auditors

The Audit Committee has recommended, and the board of directors appointed, Whitley Penn LLP as our independent auditors to audit the consolidated financial statements of the Company for the 2023 fiscal year. Whitley Penn LLP served as our independent auditors for the 2022 fiscal year and reported on the Company’s consolidated financial statements for that year.

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee has reviewed the following audit and non-audit fees billed to the Company by Whitley Penn LLP for 2022 and 2021 for purposes of considering whether such fees are compatible with maintaining the auditor’s independence and concluded that such fees did not impair Whitley Penn LLP’s independence. The policy of the Audit Committee is to pre-approve all audit and non-audit services performed by Whitley Penn LLP before the services are performed, including all of the services described under “Audit Fees” and “Audit-Related Fees”, “Tax Fees” and “All Other Fees” below. The Audit Committee has pre-approved all of the services provided by Whitley Penn LLP in accordance with the policies and procedures described in the section titled “—Audit Committee Pre-Approval.”

Fees paid to our independent auditors for the periods shown below were as follows:

	2022	2021
Audit fees (1)	$585,142	$381,628
Audit-related fees	—	$150,000
Tax fees	$54,495	$15,230
All other fees (ESOP audit)	—	$16,150

Total fees	$639,637	$563,008

(1)

Audit fees consist of the aggregate fees billed for professional services rendered for (i) the audit of our annual financial statements included in our Annual Report on Form 10-K and reviews of our quarterly financial statements included in our Quarterly Reports on Form 10-Q, and (ii) services that are normally provided in connection with statutory and regulatory filings or engagements for those years.

Audit Committee Pre-Approval

The Audit Committee’s charter establishes a policy and related procedures regarding the Audit Committee’s authority to approve, in advance, all auditing services (which, if applicable, may include providing comfort letters in connection with securities underwritings), and non-audit services that are otherwise permitted by law (including tax services, if any) that are provided to the Company by its independent auditors. The Audit Committee may also delegate to one or more of its members the authority to pre-approve auditing services and non-audit services that are otherwise permitted by law, provided that each such preapproval decision is presented to the Audit Committee at or before its next scheduled meeting. In addition, the Audit Committee has the authority to review and approve in advance the Company’s independent auditors’ annual engagement letter, including the proposed fees contained therein.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position with the Company of each of our executive officers. The business address for all of these individuals is 20202 Highway 59 North, Suite 190, Humble, Texas 77338.

Name of Executive Officer	Position	Age
Bart O. Caraway	Chairman, President and Chief Executive Officer of the Company and the Bank	52
R. John McWhorter	Chief Financial Officer of the Company and Senior Executive Vice President and Chief Financial Officer of the Bank	58
Audrey A. Duncan	Senior Executive Vice President and Chief Credit Officer of the Company and the Bank	58
Vicki Alexander	Executive Vice President and Chief Risk and Compliance Officer of the Company and the Bank	57
William (Bill) Bobbora	Executive Vice President and Chief Banking Officer of the Company and the Bank	55
Michael Deckert	Executive Vice President and Chief Operating Officer of the Company and the Bank	45
Christopher Peacock	Executive Vice President and Chief Retail Officer of the Company and the Bank	58

Biographical Information

The biography of Bart O. Caraway can be found under “Proposal 1 – Election of Directors.” The following is biographical information for our other executive officers:

R. John McWhorter. Mr. McWhorter has served as Chief Financial Officer of the Company since April 2015 and Senior Executive Vice President and Chief Financial Officer of the Bank since January 2021. From April 2015 to January 2021, Mr. McWhorter served as Executive Vice President and Chief Financial Officer of the Bank. Mr. McWhorter brings over 35 years of banking, bank auditing and public accounting experience to the Company and is a Certified Public Accountant. Prior to joining the Company and the Bank, he was Executive Vice President and Chief Financial Officer at Bank of Houston, a $1 billion bank headquartered in the Greater Houston market, until it was acquired by Independent Bank. Prior to his role with Bank of Houston, Mr. McWhorter was Executive Vice President and Chief Financial Officer of Cadence Bancorp LLC from March 2010 to June 2012. He also served as Senior Vice President and Controller of Amegy Bank from April 1990 to June 2003 and helped take the bank public and grow to over $5 billion in assets. During his career, Mr. McWhorter has helped complete nine acquisitions and several capital offerings and has led numerous cost saving initiatives. Mr. McWhorter graduated from The University of Texas at Austin with a Bachelor of Business Administration in Accounting in 1987. He has served on the Finance Council at Duchesne Academy and Saint Cecilia Catholic Church and has served in other civic organizations.

Audrey A. Duncan. Ms. Duncan has served as Senior Executive Vice President and Chief Credit Officer of the Company since February 2023 and Senior Executive Vice President and Chief Credit Officer of the Bank since January 2021. From June 2015 to January 2021, Ms. Duncan served as Executive Vice President and Chief Credit Officer of the Bank. Ms. Duncan brings over 35 years of banking and bank regulatory experience to the Company. Prior to joining the Bank, she was employed at LegacyTexas Bank, a bank headquartered in the Dallas-Fort Worth market that had $6.5 billion in assets at the time of Ms. Duncan’s departure. During her tenure there, Ms. Duncan served as Senior Vice President and Credit Officer for four years, and then as Executive Vice President and Chief Credit Officer for nine years, before being named the Director of Credit Risk Management. Prior to her role with LegacyTexas Bank, Ms. Duncan was a Senior and Commissioned Bank Examiner with the Federal Reserve Bank of Dallas from 1989 to 2000. Ms. Duncan graduated from Texas Tech University with a Bachelor of Business Administration in Finance.

Vicki Alexander. Ms. Alexander has served as Executive Vice President and Chief Risk and Compliance Officer of the Company since February 2023 and Executive Vice President and Chief Risk and Compliance Officer of the Bank since September 2022. Prior to joining the Bank, Ms. Alexander was the Managing Director of Protiviti, Inc., a global business consulting company that delivered deep expertise and collaboration to help companies in technology, operations, compliance, governance and risk, from December 2020 to July 2022. From July 2014 to January 2020, she served as Chief Compliance Officer of FIS Global, where she was responsible for end-to-end compliance for a Fortune 500 technology and operations Company. Ms. Alexander has also held positions with SunTrust Bank as Corporate Compliance Officer and Bank of America as Global Technology and Operations Compliance Executive. She is a graduate of Western Kentucky University and holds a Bachelor of Science degree.

William (Bill) Bobbora. Mr. Bobbora has served as Executive Vice President and Chief Banking Officer of the Company since February 2023, and Executive Vice President and Chief Banking Officer of the Bank since May 2022. He joined the Bank in October 2021 as Managing Director, Head of Corporate Banking. With over 30 years of corporate finance experience in banking and investing in private companies, Mr. Bobbora’s expertise is centered around building middle market corporate banking platforms and supporting the bank’s overall growth strategy. Prior to joining the Bank, Mr. Bobbora served as Managing Director at Regions Bank from October 2020 to August 2021, where he led the Houston, South Texas and Louisiana corporate and investment banking activities. Prior to that, Mr. Bobbora was at Cadence Bank from September 2011 to October 2020, where he was part of the team that launched Cadence Bank’s middle market banking platform and where he built its chemical and specialty services industry verticals. He was part of the Wachovia corporate banking team and co-founded a Houston office for KeyBank Capital Markets. Mr. Bobbora began his career in banking with Texas Commerce Bank (a predecessor to JPMorgan Chase). He is a graduate of the University of Nebraska and received his Master of Business Administration from The University of Texas at Austin.

Michael Deckert. Mr. Deckert has served as Executive Vice President and Chief Operating Officer of the Company since February 2023 and Executive Vice President and Chief Operating Officer of the Bank since January 2022. Prior to joining the Bank, Mr. Deckert was employed by Fifth Third Bank, National Association, a national banking association headquartered in Cincinnati, Ohio, where he served as Senior Capital Planning Manager, Oversight & Controls beginning in March 2015, Co-Lead of Commercial Banking Go-to-Market Strategy beginning in October 2016, and Director of Commercial Support & Administration beginning in September 2018. Mr. Deckert held positions with SunTrust Bank from 2010 to 2015, including Director of Wholesale Risk Testing, Wholesale Banking Strategic Project Manager, and Vice President of Audit. He was a leader on a $100 million strategic change initiative and built a centralized utility to conduct all compliance testing. Other experience includes positions at American Financial Group as a Senior Corporate Investment Accountant and Great American Financial Resources, Inc. as an Internal Auditor. Mr. Deckert is a Certified Public Accountant and holds degrees of Bachelor of Science in Accounting and Master of Business Administration in Business Administration and Strategic Management from Oglethorpe University in Atlanta, Georgia.

Christopher Peacock. Mr. Peacock has served as Executive Vice President and Chief Retail Officer of the Company since February 2023 and Executive Vice President and Chief Retail Officer of the Bank since February

2021. Mr. Peacock oversees the Bank’s retail branch network, retail strategy, private banking, mortgage, marketing as well as other bank functions. Prior to joining the Bank, Mr. Peacock was the owner and President of Peacock Investment Group, Inc., a home healthcare business in Sarasota, Florida. He is a graduate of Florida State University with a degree in Finance, B.S., 1987.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program offered to our “named executive officers”. Our “named executive officers,” which consist of our principal executive officer and the two other most highly compensated executive officers, are:

•	Bart O. Caraway—Chairman, President and Chief Executive Officer

•	R. John McWhorter—Chief Financial Officer

•	Audrey A. Duncan—Senior Executive Vice President and Chief Credit Officer

We are an “emerging growth company,” as that term is used in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act.

2023 Executive Compensation Philosophy and Objectives

The Compensation Committee is committed to the adoption of an executive compensation program that fosters the attraction and retention of highly-qualified executives, and motivates them to achieve our financial, operational and strategic objectives. We believe in providing our senior executive officers with a competitive pay package that includes a strong link between performance and compensation. In doing so, the executive compensation program is designed to reward the creation of sustained long-term shareholder value, as well as each executive’s individual contributions in the context of our overall annual performance. We aim to meet these objectives with the principal components of our executive compensation program, which include a combination of base salary, annual cash bonuses and long-term incentives in the form of equity-based compensation.

Summary Compensation Table

The table below shows the compensation of our named executive officers for services rendered in all capacities during the fiscal years indicated.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	All Other Compensation ($)(3)(4)	Total ($)
Bart O. Caraway	2022	548,167	575,000	247,000	—	157,637	1,527,804
Chairman of the Board, President and Chief Executive Officer	2021	520,833	575,000	276,000	29,614	149,271	1,550,718
R. John McWhorter	2022	368,750	150,000	98,800	—	166,590	784,140
Chief Financial Officer	2021	297,914	150,000	162,000	2,194	161,424	773,532
Audrey A. Duncan	2022	320,415	125,000	49,400	—	157,146	651,961
Senior Executive Vice President and Chief Credit Officer	2021	268,745	100,000	108,000	2,194	147,968	626,907

(1)	The amounts in this column represent the aggregate amount of annual discretionary cash bonuses earned by our named executive officers for fiscal years 2022 and 2021 performance, respectively.
(2)	As required by SEC rules, amounts in this column represent the aggregate grant date fair value of stock-based compensation expense as required by FASB ASC Topic 718 Stock Based Compensation and were calculated using the valuation assumptions for restricted stock and nonqualified stock option awards that are contained in the notes to the Company’s financial statements under Note 8, “Stock Options and Warrants,” included in our Annual Reports on Form 10-K for the years ended December 31, 2022 and 2021, respectively. These amounts are not the actual value that may be realized by our named executive officers.
(3)

All other compensation for 2022 includes: $12,200 of matching contributions to Mr. Caraway’s 401(k) account, $185 of life insurance premiums for Mr. Caraway, and an accrual of $145,252 in connection with Mr. Caraway’s salary continuation agreement; $8,076 of matching contributions to Mr. McWhorter’s 401(k) account, $298 of life insurance premiums for Mr. McWhorter, and an accrual of $158,216 in connection with Mr. McWhorter’s salary continuation agreement; and $12,200 of matching contributions to Ms. Duncan’s 401(k) account, $298 of life insurance premiums for Ms. Duncan, and an accrual of $144,648 in connection with Ms. Duncan’s salary continuation agreement.

(4)

All other compensation for 2021 includes: $11,600 of matching contributions to Mr. Caraway’s 401(k) account, $175 of life insurance premiums for Mr. Caraway, and an accrual of $137,496 in connection with Mr. Caraway’s salary continuation agreement; $11,373 of matching contributions to Mr. McWhorter’s 401(k) account, $283 of life insurance premiums for Mr. McWhorter, and an accrual of $149,768 in connection with Mr. McWhorter’s salary continuation agreement; and $10,761 of matching contributions to Ms. Duncan’s 401(k) account, $283 of life insurance premiums for Ms. Duncan, and an accrual of $136,924 in connection with Ms. Duncan’s salary continuation agreement.

Narrative Discussion of Summary Compensation Table

General. The primary elements of our executive compensation are base salary, discretionary cash bonuses, long-term incentive compensation in the form of equity awards, and other benefits including perquisites. We originally established our executive compensation philosophy and practices to fit our status as a privately held corporation and adapted our philosophy and practices following our initial public offering. We believe the current mix and value of these compensation elements provide our named executive officers with total annual compensation that is both reasonable and competitive within our markets, appropriately reflects our performance and the executive’s particular contributions to that performance and takes into account applicable regulatory guidelines and requirements.

Base Salary. Each named executive officer’s base salary is a fixed component of compensation for each year for performing specific job duties and functions. We review these base salaries at the end of each year, with any adjustments implemented at the beginning of the next year. In considering whether to make adjustments to the base salary rates of our named executive officers, our board of directors considers many factors, including but not limited to (a) changes to the scope of the executive’s responsibilities, (b) the executive’s job performance, and (c) the competitive market for executive talent, as estimated based on competitive market data developed by HFG, our independent compensation consultants, publicly available information and the experience of members of the board of directors and management. For 2022, the base salaries for Mr. Caraway, Mr. McWhorter and Ms. Duncan were $550,000, $375,000 and $325,000, respectively. These salary increases were enacted in recognition of our executives’ past and expected future contributions to us and to improve the competitive positioning of their total compensation.

Discretionary Bonus. Historically, our annual cash bonus awards for named executive officers have been discretionary awards awarded by the board of directors after the end of each fiscal year. The determination of the amount of these discretionary cash bonus awards, if any, has been made based on an overall assessment of our performance for the fiscal year in light of factors such as the overall market conditions, regulatory changes, accounting changes, tax law changes, and other items that may impact our strategic direction and the individual performance of the named executive officers.

Stock-Based Compensation Awards. Stock-based compensation awards may consist of options to acquire shares of our common stock, restricted stock awards, restricted stock units or performance stock units issued pursuant to our 2019 Omnibus Incentive Plan (our “2019 Plan”), which, as described more fully below, allows the Compensation Committee to establish the terms and conditions of the awards, subject to the terms of the 2019 Plan. We believe that stock-based compensation will help us attract, retain and motivate our key employees. Our board of directors believes that equity incentive awards play a key role in these programs as they help align the interests of our employees with those of our shareholders. The 2019 Plan allows us to provide equity and equity-based incentives to select officers, employees, non-employee directors and consultants to strengthen their commitment and motivate them to faithfully and diligently perform their responsibilities. We believe that the 2019 Plan provides us a tool to attract and retain competent and dedicated persons who are essential to our growth and success and whose efforts will impact our long-term growth and profitability.

Benefits:

Health and Welfare Benefits. Our named executive officers are eligible to participate in our standard health and welfare benefits program, which offers medical, dental, vision, life, accident and disability coverage, on the same terms and conditions generally available to our other employees.

Bank-Owned Life Insurance (BOLI). The Bank has purchased life insurance policies on certain officers, including the named executive officers, and directors. Only those who consented to the purchase of the life insurance were insured. The Bank placed reasonable amounts of insurances on each officer’s life. The policies are structured as modified endorsement contracts, which limit the death benefits in relation to cash value.

401(k) Plan. Our named executive officers may elect to participate in the Bank’s 401(k) plan, which is designed to provide retirement benefits to all eligible employees. The Bank’s 401(k) plan provides our and our subsidiaries’ employees the opportunity to save for retirement on a tax-deferred basis by allowing them to defer a portion of their eligible compensation to the 401(k) plan, subject to applicable statutory limits. We match 100% of each participating employee’s salary deferral contributions up to 3% of his or her eligible compensation and 50% of each participating employee’s salary deferral contributions from 3% to 5% of his or her eligible compensation. These matching contributions are made to the ESOP in the form of cash or shares of our common stock.

Employment Agreements and Salary Continuation Agreements with Named Executive Officers

We have entered into employment agreements and salary continuation agreements with our named executive officers. The following is a summary of the material terms of each such agreement.

Employment Agreements

In June 2020, the Company and the Bank entered into an employment agreement with Mr. Caraway and the Bank entered into employment agreements with Mr. McWhorter and Ms. Duncan. Pursuant to the employment agreements, Mr. Caraway serves as the Chairman of the Board of Directors of the Company and the Chief Executive Officer and President of the Bank, Mr. McWhorter serves as the Chief Financial Officer of the Bank, and Ms. Duncan serves as the Chief Credit Officer of the Bank. Each employment agreement has an initial term through the third anniversary of the effective date of such agreement, and automatic one-year renewals thereafter unless either party provides written notice of its intent to not renew at least 90 days prior to the renewal date. Under the employment agreements, Mr. Caraway, Mr. McWhorter, and Ms. Duncan are entitled to an annual base salary of $475,000, $275,000, and $255,000, respectively, subject to annual review by the Compensation Committee. The Bank’s board of directors may increase (but not decrease) the named executive officer’s salary during the employment term. Each named executive officer also has the opportunity to earn an annual bonus at the discretion of the Compensation Committee. Each named executive officer is also eligible to receive employee benefits, fringe benefits and perquisites in accordance with the Bank’s established policies, and to be considered to receive grants of equity-based awards commensurate with such named executive officer’s position and responsibilities with the Bank at the discretion of the Bank’s board of directors or the Compensation Committee of the Bank’s board of directors in accordance with the Company’s equity plan in effect from time to time. In addition, each employment agreement provides for certain severance benefits in the event of a qualifying termination of employment and certain payments in connection with a “Change of Control.” See “—Potential Payments upon a Termination of Employment or a Change of Control.” Pursuant to the employment agreements, each named executive officer is subject to a confidentiality covenant (which runs in perpetuity), a non-competition covenant (which runs during employment and for one year following termination), and a non-solicitation covenant (which runs during employment and for one year following termination).

Salary Continuation Agreements

In July 2020, the Bank entered into salary continuation agreements with Mr. Caraway, Mr. McWhorter and Ms. Duncan. The salary continuation agreements generally provide for an annual benefit for Mr. Caraway, Mr. McWhorter and Ms. Duncan of $311,453, $143,525 and $125,258, respectively, payable in equal monthly installments for a period of 10 years (the “Normal Retirement Benefit”) following the named executive officer attaining age 62 (the “Normal Retirement Age”). If such named executive officer dies before receiving all benefit payments, the payments will instead be made to his beneficiary on the same schedule. Additionally, if the named executive officer dies while in active service and before any payments commence, his beneficiary will be entitled to receive the Normal Retirement Benefit commencing the calendar month following the named executive officer’s death, notwithstanding his age at the time of his death.

In the event of an involuntary termination of employment (other than for “Cause” (as such term is defined in the applicable salary continuation agreement)) or voluntary termination of employment prior to attaining the Normal Retirement Age, the named executive officer is entitled, instead, to a lump sum payment equal to a percentage of the liability accrual balance reflected on the Bank’s financial statements, with such percentage determined in accordance with a vesting schedule specified for each such event. Notwithstanding the foregoing, in the event of a “Change in Control” or the named executive officer’s “Disability” (as each of those terms is defined in the applicable salary continuation agreement) prior to attaining the Normal Retirement Age, the named executive officer will be entitled to 100% of the liability accrual balance reflected on the Bank’s financial statements as of the date of the Change in Control or Disability, as applicable. As of December 31, 2022, the Company had accrued $359,537, $391,626 and $358,043, for Mr. Caraway, Mr. McWhorter and Ms. Duncan, respectively, for future payments under the salary continuation agreements. Pursuant to the salary continuation agreements, each named executive officer is subject to a confidentiality covenant (which runs in perpetuity) and a non-solicitation covenant (which runs during employment and for two years following termination). The salary continuation agreements are more fully described in “—Potential Payments upon a Termination of Employment or a Change of Control” below.

Potential Payments upon a Termination of Employment or a Change in Control

Below we have described the severance and other change in control benefits to which our named executive officers would be entitled pursuant to the terms of their respective employment agreements and salary continuation agreements in connection with certain terminations of their employment or a change in control.

Termination of Employment without Cause or Resignation with Good Reason

The employment agreements with Mr. Caraway, Mr. McWhorter and Ms. Duncan provide for severance benefits if the named executive officer is terminated without “cause” or the executive resigns with “good reason” (as each of those terms is defined in the applicable employment agreement). In certain circumstances, the executive officer will be entitled to the following payments and benefits under his or her employment agreement:

•	all accrued compensation and benefits;

•	for Mr. Caraway, a payment that totals 150% of his annual base salary; for Mr. McWhorter, a payment that totals 100% of his annual base salary; and for Ms. Duncan, a payment that totals 100% of her annual base salary, with each payment payable in substantially equal installments over a period of one year in accordance with the Bank’s normal payroll practices;

•

for Mr. Caraway, a payment that totals 150% of the average of his annual bonus earned for the three full years preceding the year in which the termination date occurs, or, if less than three years, the greater of (i) the average of his annual bonuses awarded for all full years preceding the year in which the termination date occurs, or (ii) if less than one year, his target annual bonus in effect for the year in which the termination date occurs; and for each of Mr. McWhorter and Ms. Duncan, a payment that totals the average of his or her respective annual bonus earned for the three full years preceding the year in which the termination date occurs, or, if less than three years, the greater of (i) the average of his or her annual bonuses awarded for all full years preceding the year in which the termination date occurs, or (ii) if less than one year, his or her target annual bonus in effect for the year in which the termination date occurs, with each payment payable in substantially equal installments over a period of one year in accordance with the Bank’s normal payroll practices;

•

if timely and properly elected, reimbursement of monthly premiums paid under the Consolidated Omnibus Reconciliation Act of 1985, or COBRA, until the earliest of (i) for Mr. Caraway, 18 months following the termination date, and for each of Mr. McWhorter and Ms. Duncan, 12 months following the termination date, (ii) the date the named executive officer is no longer eligible to receive COBRA benefits, and (iii) the date on which the named executive officer either receives or becomes eligible to receive substantially similar coverage from another employer; and

•	the vesting of any outstanding equity awards held by the named executive officer immediately prior to the termination date accelerated by one year.

The salary continuation agreements with Mr. Caraway, Mr. McWhorter and Ms. Duncan provide that, in the event of the termination of the named executive officer’s employment with the Bank or the Company prior to attaining the Normal Retirement Age, for any reason other than death, “Cause,” “Disability,” or a “Change in Control,” (as each of those terms is defined in the applicable salary continuation agreement) by the Bank or the Company or by the named executive officer for “Good Reason” (as such term is defined in the named executive officer’s employment agreement), the named executive officer will receive a single lump-sum payment equal to the vested liability accrual balance reflected on the Bank’s financial statements as of the date of such termination. For purposes of this provision, (i) Mr. Caraway’s liability accrual balance vested 100% on December 31, 2020, (ii) Mr. McWhorter’s liability accrual balance vested 40% on December 31, 2020 and vests at a rate of 20% per year thereafter, and (iii) Ms. Duncan’s liability accrual balance vested 40% on December 31, 2020 and vests at a rate of 20% per year thereafter.

In the event of the termination of the named executive officer’s employment with the Bank or the Company prior to attaining the Normal Retirement Age by the named executive officer for any reason other than death, cause, Disability, or a Change in Control, the named executive officer will receive a single lump-sum payment equal to the vested liability accrual balance reflected on the Bank’s financial statements as of the date of such termination. For purposes of this provision, (i) Mr. Caraway’s liability accrual balance vested 100% on December 31, 2020, (ii) Mr. McWhorter’s liability accrual balance vested 30% on December 31, 2020 and vests at a rate of 10% per year thereafter, and (iii) Ms. Duncan’s liability accrual balance vested 30% on December 31, 2020 and vests at a rate of 10% per year thereafter.

The named executive officers are not entitled to any benefit under the salary continuation agreements if the named executive officer’s termination of employment by the Bank is due to “Cause” (as such term is defined in the applicable salary continuation agreement) or the Bank discovers after termination for any reason that the named executive officer committed acts while employed with the Bank that would have constituted Cause.

Termination of Employment Due to Death or Disability. The employment agreements with Mr. Caraway, Mr. McWhorter and Ms. Duncan provide for severance benefits if the named executive officer’s employment is terminated on account of his or her death or “Disability” (as such term is defined in the applicable employment agreement). In such circumstances, the named executive officer will be entitled to the following payments and benefits under his or her employment agreement:

•	all accrued compensation and benefits;

•

a lump sum payment that totals 100% of the named executive officer’s annual base salary, paid on the date that annual bonuses are paid to similarly situated executives in the current calendar year, but in no event later than March 15 of the year following the end of the calendar year in which the termination date occurs;

•

a lump sum payment that totals the average of the named executive officer’s annual bonuses earned for the three full years preceding the year in which the termination date occurs, or, if less than three years, the greater of (i) the average of his or her annual bonuses awarded for all full years preceding the year in which the termination date occurs, or (ii) if less than one year, his or her target annual bonus in effect for the year in which the termination date occurs, paid on the date that annual bonuses are paid to similarly situated executives in the current calendar year, but in no event later than March 15 of the year following the end of the calendar year in which the termination date occurs; and

•	the vesting of any outstanding equity awards held by the named executive officer immediately prior to the termination date accelerated by one year.

The salary continuation agreements with Mr. Caraway, Mr. McWhorter and Ms. Duncan provide that, in the event the named executive officer dies while in the active service of the Bank and prior to receiving any payments under the salary continuation agreement, the named executive officer’s beneficiary will receive the Normal Retirement Benefit. The salary continuation agreements also provide that if the named executive officer dies after benefit payments have commenced under the salary continuation agreement, or after the named executive officer is entitled to begin receiving benefits, but before receiving all such payments, the Bank will pay the remaining benefits to the named executive officer’s beneficiary at the same time and in the same amounts they would have paid to the named executive officer had he or she survived.

The salary continuation agreements also provide that, in the event of the named executive officer’s “Disability” (as such term is defined in the applicable salary continuation agreement) prior to attaining the Normal Retirement Age, the named executive officer will receive a single lump-sum payment equal to 100% of the liability accrual balance reflected on the Bank’s financial statements as of the date of the Disability.

Change of Control. The employment agreements with Mr. Caraway, Mr. McWhorter and Ms. Duncan provide for severance benefits if a “Change of Control” (as such term is defined in the applicable employment agreement) occurs, and within six months prior to, or twelve months following, such Change of Control the executive is terminated without “Cause” or resigns for “Good Reason” (as each of those terms is defined in the applicable employment agreement), other than on account of the named executive officer’s death or “Disability” (as such term is defined in the applicable employment agreement). In such circumstances, notwithstanding any other provision of the employment agreement, the named executive officer will be entitled to the following payments and benefits under his or her employment agreement:

•	all accrued compensation and benefits;

•

a lump sum payment equal to any earned but unpaid annual bonus for the most recently completed calendar year and, in the case of Mr. Caraway 2.99 times, in the case of Mr. McWhorter 2.0 times, and in the case of Ms. Duncan 1.0 times, the sum of (i) the named executive officer’s annual base salary and (ii) the average of the named executive officer’s annual bonuses earned for the three full years preceding the year in which the termination date occurs, or, if less than three years, the greater of (A) the average of his or her annual bonuses awarded for all full years preceding the year in which the termination date occurs, or (B) if less than one year, his or her target annual bonus in effect for the year in which the termination date occurs;

•

if timely and properly elected, reimbursement of monthly COBRA premiums, until the earliest of (i) for each of Mr. Caraway and Mr. McWhorter, 24 months following the termination date, and for Ms. Duncan, 12 months following the termination date, (ii) the date the named executive officer is no longer eligible to receive COBRA benefits, and (iii) the date on which the named executive officer either receives or becomes eligible to receive substantially similar coverage from another employer; and

•

immediate vesting of any outstanding equity awards held by the named executive officer immediately prior to the termination date, in accordance with the terms of the applicable equity plan and award agreements.

The salary continuation agreements with Mr. Caraway, Mr. McWhorter and Ms. Duncan provide that, in the event of a “Change in Control” (as such term is defined in the applicable salary continuation agreement), the named executive officer will receive a single lump-sum payment equal to 100% of the liability accrual balance reflected on the Bank’s financial statements as of the date of the Change in Control.

Under the employment agreements, each named executed officer will bear the expense of, and be solely responsible for, any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or the Code. However, any payment or benefit received or to be received by the named executive officer (whether payable under the terms of his or her employment agreement or any other plan, arrangement or agreement with the Company or an affiliate of the Company) that would constitute a “parachute payment” within the meaning of Section 280G of the Code, will be reduced to the extent necessary so that no portion thereof shall be subject to such an excise tax but only if, by reason of such reduction, the “net after-tax benefit” (as such term is defined in the applicable employment agreement) received by the named executive officer shall exceed the “net after-tax benefit” that would be received by the named executive officer if no such reduction was made.

Under the salary continuation agreements, the Bank is not required to pay any benefits under such agreements if, upon the advice of counsel, the Bank determines that the payment of such benefit would be prohibited by 12 C.F.R. Part 359 or any successor regulations regarding employee compensation promulgated by any regulatory agency having jurisdiction over the Bank or its affiliates or to the extent the benefit would be a non-deductible excess parachute payment under Section 280G and 4999 of the Code. To the extent possible, such benefit payment will be proportionately reduced to allow payment within the fullest extent permissible under applicable law, and the named executive officer will forfeit any amount over and above such reduced amount.

Outstanding Equity Awards at Fiscal Year End

The outstanding equity awards held by each of our named executive officers at December 31, 2022 are shown in the table below. Narrative disclosure regarding the Company’s equity compensation plans are set forth following this table.

	Option Awards						Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(14)
Bart O. Caraway	857	—		—	$11.00	7/1/2023
	93,700	—		—	$11.00	12/31/2024
	14,000	—		—	$13.00	2/23/2027
	100,000	—		—	$16.30	7/19/2028
	13,400	20,100	(1)	—	$16.78	1/1/2030
	2,700	10,800	(2)	—	$16.43	1/1/2031
							7,667	(8)	$141,302.81
							10,000	(9)	$184,300.00
R. John McWhorter	400	—		—	$13.00	11/10/2026
	400	400	(3)	—	$16.00	2/1/2028
	4,000	8,000	(4)	—	$16.30	1/1/2029
	400	1,200	(5)	—	$16.78	1/1/2030
	200	800	(6)	—	$16.43	1/1/2031
							4,500	(10)	$82,935.00
							4,000	(11)	$73,720.00
Audrey A. Duncan	5,000	—		—	$11.00	6/15/2025
	10,000	—		—	$13.00	2/2/2027
	200	800	(7)	—	$16.43	1/1/2031
							3,000	(12)	$55,290.00
							2,000	(13)	$36,860.00

(1)	Stock options to acquire 6,700 shares vested on January 1, 2023 and stock options to acquire 6,700 shares will vest on January 1, 2024 and 2025.
(2)	Stock options to acquire 2,700 shares vested on January 1, 2023 and stock options to acquire 2,700 shares will vest on January 1, 2024, 2025, and 2026.
(3)	Stock options to acquire 400 shares vested on February 1, 2023.
(4)	Stock options to acquire 4,000 shares vested on January 1, 2023 and stock options to acquire 4,000 shares will vest on January 1, 2024.
(5)	Stock options to acquire 400 shares vested on January 1, 2023 and stock options to acquire 400 shares will vest on January 1, 2024 and 2025.
(6)	Stock options to acquire 200 shares vested on January 1, 2023 and stock options to acquire 200 shares will vest on January 1, 2024, 2025, and 2026.
(7)	Stock options to acquire 200 shares vested on January 1, 2023 and stock options to acquire 200 shares will vest on January 1, 2024, 2025, and 2026.
(8)	Restricted stock that will vest 3,833 shares on November 8, 2023 and 3,834 shares on November 8, 2024.
(9)	Restricted stock that vested 2,500 shares on February 1, 2023 and will vest 2,500 shares on February 1, 2024, 2025, and 2026.
(10)	Restricted stock that will vest 2,250 shares on November 8, 2023 and 2024.

(11)	Restricted stock that vested 1,000 shares on February 1, 2023 and will vest 1,000 shares on February 1, 2024, 2025, and 2026.
(12)	Restricted stock that will vest 1,500 shares on November 8, 2023 and 2024.
(13)	Restricted stock that vested 500 shares on February 1, 2023 and will vest 500 shares on February 1, 2024, 2025, and 2026.
(14)

Market value of shares of restricted stock that have not vested is calculated by multiplying the number of shares of stock that have not vested by the closing market price of our common stock on December  31, 2022, which was $18.43.

Long-Term Incentive Plans

At our 2019 Annual Meeting, our shareholders approved the 2019 Plan, which was previously approved by our board of directors. Following the approval of the 2019 Plan, we may not make further awards under our 2013 Stock Option Plan (our “2013 Plan”) and all shares remaining available for future awards under the 2013 Plan became available for award under the 2019 Plan. Any existing awards that are forfeited or otherwise terminate or are canceled without the delivery of shares of common stock under the 2013 Plan will become available for issuance under the 2019 Plan; however, any previously outstanding award granted under the 2013 Plan will remain subject to the terms of such plan until such award is no longer outstanding. In addition to our 2019 Plan, we also maintain the 2017 Director Stock Option Plan (the “2017 Plan”), which we use to incentivize members of our board of directors by facilitating increased ownership of our common stock through awards of options to acquire our common stock.

Summary of 2019 Omnibus Incentive Plan.

Eligibility. The officers, employees, non-employee directors and consultants of the Company and its subsidiaries are eligible to receive awards under the 2019 Plan.

Types of Awards. The 2019 Plan provides for the issuance of stock options, stock appreciation rights, restricted stock, restricted stock units, stock bonuses, other stock-based awards, cash awards, and dividend equivalents.

Shares Available; Certain Limitations. As of December 31, 2022, 125,266 shares of our common stock were reserved for future awards under the 2019 Plan, subject to equitable adjustment upon the occurrence of any extraordinary dividend or other distribution, recapitalization, stock split, reorganization, merger, consolidation, combination, repurchase, or share exchange, or other similar corporate transaction or event. At our 2021 annual meeting, our shareholders approved an amendment to the 2019 Plan to increase by 500,000 the number of shares of our common stock authorized for issuance under the 2019 Plan.

To the extent that an award under the 2019 Plan terminates, expires, lapses for any reason, or is settled in cash, any shares of common stock subject to the award will again be available for the grant of an award pursuant to the 2019 Plan. Further, any shares of common stock tendered by a participant or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award, or any shares of common stock not issued or delivered as a result of the net settlement of an outstanding award, will again be available for the grant of an award pursuant to the 2019 Plan.

Notwithstanding any provision in any policy of the Company regarding compensation payable to a non-employee director, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all awards payable in shares of common stock and the maximum amount that may become payable pursuant to all cash-based awards that may be granted under the 2019 Plan to an individual as compensation for services as a non-employee director, together with cash compensation paid to the non-employee director in the form of retainers, meeting or similar fees, during any calendar year shall not exceed $500,000.

Administration. The 2019 Plan is administered by the Compensation Committee, except to the extent our board of directors elects to administer the 2019 Plan. The Compensation Committee has the authority, in its sole and absolute discretion, to: (a) designate eligible persons as 2019 Plan participants; (b) determine the type or types of awards to be granted to an eligible person; (c) determine the number of shares of common stock or amount of cash to be covered by awards; (d) determine the terms and conditions of any award, consistent with the terms of the 2019 Plan, as well as the modification of such terms, which may include the acceleration of vesting, waiver of forfeiture restrictions, modification of the form of settlement of the award (for example, from cash to common stock or vice versa), or modification of any other condition or limitation regarding an award, based on such factors as the Compensation Committee may determine, in its sole discretion; (e) determine whether, to what extent, and under what circumstances awards may be vested, settled, exercised, canceled, or forfeited; (f) interpret and administer the 2019 Plan and any instrument or agreement relating to an award made under the 2019 Plan; (g) establish, amend, suspend, or waive rules and regulations used to administer the 2019 Plan; and (h) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2019 Plan.

Exercisability and Vesting. Awards under the 2019 Plan are subject to such restrictions on transferability, risk of forfeiture, exercisability (in the case of stock options and stock appreciation rights), and other restrictions, if any, as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Compensation Committee may determine at the date of grant or thereafter.

Stock Options. Options entitle the participant to purchase shares during a specified period at a purchase price specified by the Compensation Committee (at a price not less than 100% of the fair market value of a share on the day the option is granted). Each option will have a maximum term of ten years from the date of grant, or such lesser period as the Compensation Committee may determine. Each option will be identified in the applicable award agreement as either a non-qualified stock option or an option intended to qualify as an “incentive stock option” under Section 422 of the Code. Incentive stock options are required to have specific terms contained in Section 422 of the Code and which will be set forth in the applicable award agreement.

Stock Appreciation Rights. A stock appreciation right may be granted in connection with an option, either at the time of grant or at any time thereafter during the term of the option, or may be granted unrelated to an option. Stock appreciation rights generally permit the participant to receive cash or shares equal to the difference between the exercise price of the stock appreciation right (which must equal or exceed the fair market value of the common stock at the date of grant) and the fair market value of the related shares on the date of exercise for a period of no more than ten years.

Restricted Stock. The Compensation Committee may grant restricted shares to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals) as it may determine in its discretion. Except for restrictions on transfer and such other restrictions as the Compensation Committee may impose, participants will have all the rights of a shareholder with respect to the restricted stock.

Restricted Stock Units. A restricted stock unit award is an award of the right to receive an amount of cash or shares at a future date based upon the value of the shares at the time of vesting of the award, or if the award is denominated in cash, the right to receive an amount of cash per unit that is determined by the Compensation Committee.

Other Stock-Based Awards. The Compensation Committee is authorized to grant to eligible persons such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed by the Compensation Committee to be consistent with the purposes of the 2019 Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, awards with value and payment contingent upon performance of the Company or any other factors designated by the Compensation Committee, and awards valued by reference to the book value of a share of common stock or the value of securities of or the performance of specified subsidiaries of the Company.

Performance Awards. The right of a participant to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Compensation Committee. The Compensation Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any award subject to performance conditions.

Stock Awards. The Compensation Committee is authorized to grant a stock award under the 2019 Plan to any eligible person as a bonus, as additional compensation, or in lieu of cash compensation the individual is otherwise entitled to receive, in such amounts and subject to such other terms as the Compensation Committee in its discretion determines to be appropriate.

Cash Awards. The Compensation Committee may grant awards that are payable solely in cash, as deemed by the Compensation Committee to be consistent with the purposes of the 2019 Plan, and such cash awards will be subject to the terms, conditions, restrictions and limitations determined by the Compensation Committee, in its sole discretion, from time to time. Cash awards may be granted with value and payment contingent upon the achievement of performance criteria.

Dividend Equivalents. The Compensation Committee is authorized to grant dividend equivalents to an eligible person, entitling the eligible person to receive cash, common stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of common stock, or other periodic payments. Dividend equivalents may be awarded on a free-standing basis or in connection with another award (other than an award of restricted stock or a stock award). The Compensation Committee may provide that dividend equivalents will be paid or distributed when accrued or at a later specified date, and if distributed at a later date may be deemed to have been reinvested in additional shares of common stock, awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Compensation Committee may specify. With respect to dividend equivalents granted in connection with another award, absent a contrary provision in the award agreement, such dividend equivalents will be subject to the same restrictions and risk of forfeiture as the award with respect to which the dividends accrue and will not be paid unless and until such award has vested and been earned.

Change of Control. Unless otherwise set forth in an award agreement or otherwise, following a “change of control” of the Company (as defined in the 2019 Plan), with respect to each outstanding award that is not assumed or substituted in connection with a change of control, immediately upon the occurrence of the change of control, such award will become fully vested and exercisable, and any performance conditions imposed with respect to such award will be deemed to be achieved at target performance levels. Notwithstanding any other provision of the 2019 Plan or an award agreement to the contrary, upon a “change of control” of the Company or change in the Company’s outstanding common stock by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in capitalization occurring after the date of the grant of any award, the Compensation Committee, acting in its sole discretion, may effect one or more of the following alternatives: (a) remove any applicable forfeiture restrictions on any award; (b) accelerate the time of exercisability of an award so that such award may be exercised in full or in part for a limited period of time on or before a date specified by the Compensation Committee; (c) provide for a cash payment with respect to outstanding awards in exchange for the mandatory surrender and cancellation of some or all of the outstanding awards held by such holders (irrespective of whether such awards are then vested or exercisable pursuant to the 2019 Plan); (d) cancel awards that are unexercisable or remain subject to a restricted period as of the date of a change of control without payment of any consideration to the participant for such awards; or (e) make such adjustments to awards then outstanding as the Compensation Committee deems appropriate to reflect such change of control (including, but not limited to, the substitution, assumption, or continuation of awards by the successor company or a parent or subsidiary thereof for new awards, and the adjustment as to the number and price of shares of common stock or other consideration subject to such awards).

Minimum Regulatory Capital Requirements. Notwithstanding any provision of the 2019 Plan or any agreement to the contrary, awards granted under the 2019 Plan will expire or be forfeited, to the extent not exercised or settled, within forty-five (45) days following the receipt of notice from the Company’s primary federal or state regulator that (a) the Company has not maintained its minimum capital requirements (as determined by the regulator) and (b) the regulator is requiring termination or forfeiture of the awards. Upon receipt of such notice from the applicable regulator, the Company will promptly notify each participant that such awards have become fully exercisable and vested to the full extent of the grant and that the participant must exercise the award or the award must be settled, as applicable, prior to the end of the 45-day period or such earlier period as may be specified by the regulator or the participant will forfeit such awards. In case of forfeiture, no participant will have a cause of action, of any kind or nature, with respect to the forfeiture against the Company or any parent or subsidiary.

Amendment and Termination of the 2019 Plan. The board of directors may amend, suspend, discontinue or terminate the 2019 Plan or the Compensation Committee’s authority to grant awards under the 2019 Plan without the consent of shareholders or participants, except that any amendment, including any increase in any share limitation, is subject to the approval of the Company’s shareholders not later than the annual meeting next following such action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Without the consent of an affected participant, no such amendment may materially and adversely affect the rights of such participant under any previously granted and outstanding award.

Summary of 2017 Director Stock Option Plan.

Eligibility. The members of the board of directors of the Company are eligible to receive awards under the 2017 Plan.

Types of Awards. The 2017 Plan provides for the issuance of stock options.

Shares Available; Certain Limitations. Subject to provisions of the 2017 Plan relating to capitalization adjustments, the aggregate number of shares of common stock that may be issued pursuant to options under the 2017 Plan may not exceed 187,000 shares. As of December 31, 2022, there were 8,000 shares of our common stock reserved for future awards under the 2017 Plan. The stock issuable under the 2017 Plan will be shares of authorized but unissued common stock, or reacquired common stock (including shares repurchased by the Company on the open market or otherwise). If any (a) option for any reason expires or is otherwise terminated, in whole or in part, without having been exercised in full, or (b) shares of common stock issuable upon exercise of an option are not delivered to a director because such shares are withheld for the payment of all or any portion of the aggregate exercise price therefor, then the shares of common stock issuable but not issued and delivered under such option will remain available for issuance under the 2017 Plan and such expiration, termination, cancellation, settlement, withholding, forfeiture or repurchase will not reduce (or otherwise offset) the number of shares of common stock that may be issued pursuant to the 2017 Plan. If the exercise price of any option is satisfied by tendering shares of common stock held by the director (either by actual delivery or attestation), then the number of shares so tendered will be treated as having been withheld from the number of shares issuable upon the exercise of the option pursuant to clause (b) of the preceding sentence and the number of shares deemed to have been so withheld will remain available for issuance under the 2017 Plan and such withholding will not reduce (or otherwise offset) the number of shares of common stock that may be issued pursuant to the 2017 Plan. If any shares of common stock delivered to a director upon the exercise of an option shall for any reason be repurchased by the Company under a repurchase option provided under the 2017 Plan or any award agreement, the shares of common stock repurchased by the Company under such repurchase option will not revert to or otherwise become available for issuance again under the 2017 Plan.

Administration. The 2017 Plan is administered by the board of directors. The board of directors has the authority, in its sole and absolute discretion, to: (a) construe and interpret the 2017 Plan, prescribe, amend and rescind rules relating to the 2017 Plan’s administration and take any other actions necessary or desirable for the administration of the 2017 Plan; (b) correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the 2017 Plan; (c) determine, from time to time, (i) which of the eligible directors will be granted options, (ii) when and how each option will be granted, (iii) what type of option will be granted, (iv) the provisions of each option granted, including the time or times when a person will be permitted to exercise such option, and (v) the number of shares of common stock with respect to which an option will be granted to each such director; (d) settle all controversies regarding the 2017 Plan or any award agreement, or any option granted thereunder; (e) accelerate the time at which an option may first be exercised or the time during which any option or any shares of common stock issued upon exercise of an option will vest in accordance with the 2017 Plan; (f) suspend or terminate the 2017 Plan at any time; (g) amend the 2017 Plan in any respect the board of directors deems necessary or advisable; (h) approve forms of award agreements for use under the 2017 Plan and to amend the terms of any one or more option or award agreement; (i) effect, at any time and from time to time, with the consent of any adversely affected director, the reduction of the exercise price of any outstanding option under the 2017 Plan, the cancellation of any outstanding option under the 2017 Plan and the grant in substitution thereof of a new option under the 2017 Plan (or another equity plan of the Company) covering the same or a different number of shares of common stock, cash and/or any other valuable consideration (as determined by the board of directors in its sole discretion) or any other action that is treated as a repricing under generally accepted accounting principles; and (j) exercise such powers and perform such acts as the board of directors deems necessary or expedient to promote the Company’s best interests and that are not in conflict with the provisions of the 2017 Plan or any options.

Exercisability and Vesting. Awards under the 2017 Plan are subject to such restrictions on exercisability and transferability, including special forfeiture conditions, rights of repurchase, rights of first refusal, bring-along rights and other restrictions, if any, as the board of directors may determine. Such restrictions will be set forth in the applicable award agreement and apply in addition to any restrictions that may apply to holders of shares of common stock generally. The total number of shares of common stock subject to an option may vest and therefore become exercisable in periodic installments that may or may not be equal. The option may be subject to other terms and conditions on the time or times when it may or may not be exercised (which may be based on performance or other criteria) as the board of directors deems appropriate. The vesting provisions of individual options may vary.

Stock Options. Options entitle the participant to purchase shares during a specified period at a purchase price specified by the board of directors (at a price not less than 100% of the fair market value of a share on the day the option is granted, though an option may be granted with an exercise price lower than 100% of fair value if such option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code). Each option will have a maximum term of ten years from the date of grant, or such lesser period as the board of directors may determine. All options granted under the 2017 Plan shall be nonstatutory stock options within the meaning of Section 421 of the Code. The 2017 Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a director pursuant to an award, nothing contained in the 2017 Plan or any award agreement shall give the director any rights that are greater than those of a general creditor of the Company or an affiliate.

Shareholder Rights; Service Rights; Investment Assurances. No director will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to an option unless and until such director has duly exercised such option pursuant to its terms and the Company has duly and validly issued to the director the shares of common stock issuable upon such exercise. Neither the 2017 Plan nor any options awarded under the 2017 Plan confer on any director the right to continue to serve as a member of the board of directors or in any other capacity. The Company may require a director, as a condition of being granted any option or exercising an option, to give written assurances satisfactory to the Company that the director is acquiring the option and the common stock issued or issuable pursuant thereto for the director’s own account and not with any present intention of selling or otherwise distributing the option or any such common stock. This requirement, and any assurances given pursuant to this requirement, will be inoperative if the issuance of common stock upon the grant of an option or the exercise of an option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or as to any particular requirement, to the extent that a determination is made by counsel to the Company that such requirement need not be met in the circumstances under the securities laws then applicable.

Change in Control. In connection with any “change in control” of the Company (as defined in the 2017 Plan), the surviving corporation or acquiring corporation may assume any options outstanding under the 2017 Plan or substitute similar options (including options to acquire the consideration that would have been received by the holders of options had they exercised their options immediately prior to the consummation of such change in control transaction) for those outstanding under the 2017 Plan. If such surviving corporation or acquiring corporation does not assume such options or substitute similar options for those outstanding under the 2017 Plan, then (a) the vesting of options held by directors whose continuous service has not terminated prior to the effective time of the change in control shall be accelerated in full and any or all of such options may be exercised in connection with the change in control transaction and (b) all options not exercised prior to or in connection with the change in control transaction shall terminate. In the event of any conflict or inconsistency between the provisions of Section 9(c) of the 2017 Plan and the provisions of any award agreement, the provisions of such award agreement will control and govern with respect to the options granted thereunder and the common stock issued or issuable pursuant thereto.

Amendment and Termination of the 2017 Plan. The board of directors may amend, suspend or terminate the 2017 Plan subject to the limitations, if any, of applicable law. Except as provided by the terms of the 2017 Plan relating to capitalization adjustments, no amendment shall be effective unless approved by the Company’s shareholders, to the extent shareholder approval is necessary to satisfy the requirements of any applicable law or any Nasdaq or securities exchange listing requirement.

Summary of 2013 Stock Option Plan.

Prior to the approval of the 2019 Plan, we made grants of stock options under our 2013 Plan. The 2013 Plan was adopted with the intent to encourage ownership of common stock by key employees, directors, advisory directors and other service providers of the Company and its affiliates and to provide increased incentive for such key employees and directors to render services and to exert maximum effort for the success of the Company. The 2013 Plan was frozen on May 29, 2019 in connection with the adoption of the 2019 Plan and no new awards may be granted under the 2013 Plan.

Employee Stock Ownership Plan

On January 1, 2018, we established an employee stock ownership plan, or ESOP, for the benefit of our employees. The ESOP is designed to qualify as an employee stock ownership plan which is intended to be a stock bonus plan under the Code and Employee Retirement Income Security Act of 1974, as amended. Generally, each employee becomes a participant in the ESOP on the date of his or her hire. For each ESOP participant, we will make an annual contribution to the participant’s ESOP account in an amount equal to 100% of his or her elective deferrals to our 401(k) plan, up to 3% of eligible compensation, plus 50% of his or her elective deferrals to our 401(k) plan between 3% and 5% of eligible compensation. These matching contributions may be made in cash (which the trustee of the ESOP will use to purchase shares of Company common stock) or in the form of Company common stock. ESOP participants are always 100% vested in their ESOP accounts.

Any cash dividends received by the trustee of the ESOP from shares of our common stock held in the ESOP are applied, in the discretion of the trustee of the ESOP, to the purchase of additional shares of our common stock. The trustee of the ESOP is authorized to purchase our common stock from us directly or from any shareholder, and such stock may be outstanding, newly issued or treasury stock. All such purchases must be at a price not in excess of fair market value, as determined by an independent appraiser, in accordance with the Code.

Effective July 1, 2022, we amended the 401(k) plan and merged it into the ESOP (the “Merged Plan”). In connection with this amendment and plan merger, on July 1, 2022, we registered an aggregate of 400,000 shares of Company common stock for issuance to the Merged Plan in connection with elections by participants to allocate a portion of their plan account balances (up to the limits prescribed under the Merged Plan) to the Company stock fund investment option. The number of shares held by the ESOP immediately prior to the plan merger was 149,461 shares. Under the Merged Plan, discretionary contributions made by the Company will be invested at the direction of the plan participant, in accordance with participant plan elections. As of December 31, 2022, the Merged Plan held 137,721 shares of our common stock.

Director Compensation

We pay our non-executive officer directors based on the director’s participation in board meetings held throughout the year, TCCC pays its non-executive officer directors in the same manner, and the Bank pays its non-executive officer directors based on the director’s participation in its board of directors and committee meetings. During fiscal year 2022, directors received $200 per board meeting attended for the Company’s board of directors, $300 per Bank board meeting attended and $200 per TCCC board meeting attended. The Bank’s non-executive officer directors also received a quarterly stipend of $1,062.50 and a fee per committee meeting attended, which varied based on the particular committee. The Company’s non-executive officer directors also received a quarterly stipend of $1,062.50.

The committees of the Bank’s board of directors are the Directors’ Loan Committee, the Asset Liability and Investment Committee, or ALCO, the Risk Committee and the Director Information Technology Committee, and the Executive Committee, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee are joint committees of the Company’s board of directors and the Bank’s board of directors. The following table sets forth the fees each member of the committees received per meeting attended, as well as a quarterly stipend paid to the Chairpersons of each committee.

	Fee Per Meeting Attended ($)	Chairperson’s Quarterly Stipend ($)
Executive Committee	—	—
Directors’ Loan Committee	300	875
Audit Committee	400	1,250
ALCO	300	812.50
Compensation Committee	250	1,250
Director Information Technology Committee	300	625
Corporate Governance and Nominating Committee	300	1,250
Risk Committee	—	—

The following table sets forth compensation paid, earned or awarded during 2022 to each of our non-executive officer directors in 2022. Bart O. Caraway’s compensation is described above in “Summary Compensation Table.” The table also includes compensation earned by each non-executive officer director that is attributable to his or her service as a director of the Bank and TCCC.

	Director fees earned or paid in cash ($)	All other compensation ($)(1)	Total ($)
Carolyn Bailey	41,050	—	41,050
Dr. Martin Basaldua	28,950	1,183	30,133
Dennis Bonnen	30,700	334,000	364,700
W. Donald Brunson	40,100	—	40,100
Norma J. Galloway	38,400	47,749	86,149
Troy A. Glander	27,350	203	27,553
Shelton J. McDonald	38,150	—	38,150
Tony Scavuzzo	1,300	—	1,300
Joseph L. Stunja	32,900	1,018	33,918
Reagan Swinbank	29,400	—	29,400

(1)

All other compensation for 2022 includes: $1,183 of life insurance premiums for Dr. Basaldua; $334,000 paid to Mr. Bonnen pursuant to his separation agreement with Heritage Bank; $47,200 of consulting fees and $549 of phone fees paid to Ms. Galloway; $203 of life insurance premiums for Mr. Glander; and $1,018 of life insurance premiums for Mr. Stunja.

Directors are also entitled to the protection provided by the indemnification provisions in the Certificate of Formation and our first amended and restated bylaws, and, to the extent that they are also directors of the Bank and TCCC, the articles of incorporation and bylaws of the Bank and the certificate of formation and bylaws of TCCC.

Compensation Policies and Practices and Risk Management

We do not believe any risks arise from our compensation policies and practices for our executive officers and other employees that are reasonably likely to have a material adverse effect on our operations, results of operations or financial condition.

Compensation Committee Interlocks and Insider Participation

None of our executive officers served as (a) a member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (b) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee or (c) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

During the year ended December 31, 2022, the members of our Compensation Committee were Ms. Carolyn Bailey, Dr. Martin Basaldua, Mr. W. Donald Brunson, Mr. Troy A. Glander and Mr. Shelton McDonald. None of the members of the Compensation Committee (a) was an officer or employee of the Company or its subsidiary in 2022, (b) was formerly an officer or employee of the Company or its subsidiary or (c) had any relationship that required disclosure under the section titled “Certain Relationships and Related Person Transactions”.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2022.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining available for Future Issuance Under Equity Compensation Plans (excluding column (a))
	(a)	(b)	(c)
Equity compensation plans approved by shareholders (1)	1,459,307	$18.79	133,266
Equity compensation plans not approved by shareholders	—	—	—

Total	1,459,307	$18.79	133,266

(1)	The number of shares available for future issuance includes 8,000 shares available under the 2017 Plan and 125,266 shares available under the 2019 Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Certain of our officers, directors and principal shareholders, as well as their immediate family members and affiliates, are customers of, or have or have had transactions with, the Bank or us in the ordinary course of business. These transactions include deposits, loans, and other financial services related transactions. Related person transactions are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to us, and do not involve more than normal risk of collectability or present other features unfavorable to us. Our loans and deposits with these parties have been made and accepted in compliance with applicable regulations and our written policies. We expect to continue to have such transactions on similar terms and conditions with such officers, directors and shareholders and their affiliates in the future.

Prior to and in connection with the closing of our merger with Heritage Bancorp, Inc., Mr. Dennis Bonnen, one of our directors, entered into a separation agreement with Heritage Bank on December 31, 2019. Pursuant to the separation agreement, Heritage Bank agreed to pay Mr. Bonnen an aggregate cash payment in an amount equal to $1.0 million to be paid over three consecutive years, with the first two installments of $333,333 to be paid on January 15, 2020 and January 15, 2021, and the third installment of $334,000 to be paid in quarterly amounts of $83,500 on January 15, 2022, April 15, 2022, July 15, 2022 and October 15, 2022. Pursuant to the separation agreement, Mr. Bonnen is subject to a confidentiality covenant, a non-competition covenant for three years following December 31, 2019, and a non-solicitation covenant for three years following December 31, 2019. Mr. Bonnen was appointed to our board of directors in connection with the consummation of our merger with Heritage Bancorp, Inc., and we assumed the separation agreement pursuant to the merger. We paid Mr. Bonnen $334,000 and $333,333 pursuant to the separation agreement for the years ended December 31, 2022 and 2021, respectively.

We entered into a consulting agreement with Mr. Bonnen effective as of January 1, 2023, pursuant to which Mr. Bonnen will serve the Company as a consultant and advisor on an as-needed basis during the Consulting Period (as defined below) to assist the Company in developing and executing business development activities and strategies, including potential expansion of business opportunities for the Bank and the Company. The consulting agreement will be in effect from January 1, 2023 to December 31, 2024 (the “Consulting Period”); provided, however, that (i) either the Company or Mr. Bonnen may terminate the Consulting Period at any time and for any or no reason by providing the other party with 30 days prior written notice and (ii) the Consulting Period may be extended by mutual agreement of the Company and Mr. Bonnen. During the Consulting Period, Mr. Bonnen will be paid $12,500 per calendar month for his services, payable on a monthly basis in arrears and pro-rated for any partial months. Pursuant to the consulting agreement, Mr. Bonnen is subject to a confidentiality covenant, a non-competition covenant for one year following the expiration of the Consulting Period, and a non-solicitation covenant for one year following the expiration of the Consulting Period.

On September 30, 2022, pursuant to the Investment Agreement, Fund VIII purchased 30,000 shares of Series A Preferred Stock and Fund VIII Co-Invest purchased 5,750 shares of Series A Preferred Stock, in each case at a purchase price of $1,000 per share. The aggregate purchase price paid by Fund VIII was $30,000,000 and the aggregate purchase price paid by Fund VIII Co-Invest was $5,750,000. In addition, Fund VIII was also issued 119,000 Warrants. Mr. Scavuzzo is a managing principal of CCC VIII, the general partner of Fund VIII and Fund VIII Co-Invest. Mr. Scavuzzo disclaims beneficial ownership of the shares of Series A Preferred Stock owned by the Fund VIII Entities and the 119,000 Warrants owned by Fund VIII, in each case except to the extent of his pecuniary interest in Fund VIII. Mr. Scavuzzo was appointed to serve as the director representative for Fund VIII in connection with the closing of the Private Placement, pursuant to that certain letter agreement, dated as of September 30, 2022, by and between the Company and Fund VIII (the “Letter Agreement”). Pursuant to the Letter Agreement, Fund VIII is entitled to have one representative appointed to our board of directors and the Bank’s board of directors for so long a Fund VIII, together with its affiliates, owns, in the aggregate, 4.9% or more of all of the outstanding shares of the common stock, on an as converted basis. If Fund VIII, together with its affiliates, owns, in the aggregate, 4.9% or more of all of the outstanding shares of the common stock on an as converted basis and does not have a board representative on our board of directors or the Bank’s board of directors, respectively, the Company or the Bank, as applicable, will invite a person designated by Fund VIII to attend meetings of the board of directors and the Bank’s board of directors as an observer.

In addition, pursuant to the Letter Agreement, so long as Fund VIII, together with its affiliates, owns, in the aggregate, 4.9% or more of all of the outstanding shares of the common stock on an as converted basis, if the Company makes any public or nonpublic offering or sale of any equity (including common stock, preferred stock or restricted stock), or any securities, options or debt that is convertible or exchangeable into equity or that includes an equity component, then, subject to certain customary exceptions, Fund VIII will be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms as such securities are proposed to be offered to others, up to the amount of new securities in the aggregate required to enable it to maintain its proportionate common stock equivalent interest in the Company immediately prior to any such issuance of new securities.

Transactions by the Bank or us with related persons are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act and the Federal Reserve’s Regulation W (which govern certain transactions by the Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by the Bank to its executive officers, directors and principal shareholders). We have adopted policies to comply with these regulatory requirements and restrictions. See our Annual Report on Form 10-K, Item 1. Business—Supervision and Regulation.

In addition, our board of directors has adopted a written policy governing the approval of related person transactions that complies with all applicable requirements of the SEC and Nasdaq concerning related person transactions. Related person transactions are transactions in which we are a participant, the amount involved exceeds $120,000 and a related person has or will have a direct or indirect material interest. Related persons of the Company include directors (including nominees for election as directors), executive officers, beneficial holders of more than five percent of our capital stock and the immediate family members of these persons. Our executive management team, in consultation with outside counsel, as appropriate, will review potential related person transactions to determine if they are subject to the policy. If so, the transaction will be referred to the

Audit Committee of the board of directors for approval. The committee of the board of directors shall review the related person transaction in accordance with the criteria set forth in the policy, taking into account all of the relevant facts and circumstances available to the committee of the board of directors. Based on the conclusions reached, the committee of the board of directors shall evaluate all options, including, without limitation, approval, ratification, amendment or termination of the related person transaction or, with respect to any related person transaction that is no longer pending or ongoing, rescission and/or disciplinary action. Approval of such transactions shall be given only if it is determined by the committee of the board of directors that such transaction is in, or not inconsistent with, the best interests of the Company and our shareholders.

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS OF THE COMPANY

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of March 27, 2023, by (1) each director, director nominee and named executive officer of the Company, (2) each person who is known by the Company to own beneficially 5% or more of the Company’s common stock and (3) all directors and executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person, subject to applicable community property laws.

Beneficial ownership is determined in accordance with rules of the SEC and generally includes any shares over which a person exercises sole or shared voting and/or investment power. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, or issuable upon conversion of Series A Preferred Stock currently convertible or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the individual or entity holding such options, warrants or Series A Preferred Stock but are not deemed outstanding for computing the percentage ownership of any other individual or entity. Unless otherwise noted, the address for each director, director nominee and named executive officer listed in the table below is c/o Third Coast Bancshares, Inc., 20202 Highway 59 North, Suite 190, Humble, Texas 77338.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned(17)
5% Shareholders:
BlackRock, Inc.(1)	769,186	5.7%
Castle Creek Capital VIII LLC(2)	1,492,086	9.9%
Directors and Named Executive Officers:
Carolyn Bailey(3)	11,864	*
Dr. Martin Basaldua(4)	102,577	*
Dennis Bonnen(5)	147,767	1.1%
W. Donald Brunson(6)	55,056	*
Bart O. Caraway(7)	298,667	2.2%
Audrey A. Duncan(8)	26,065	*
Norma J. Galloway(9)	11,264	*
Troy A. Glander(10)	44,077	*
Shelton J. McDonald(11)	9,264	*
R. John McWhorter(12)	275,896	2.0%
Tony Scavuzzo(13)	—	—
Joseph L. Stunja(14)	218,705	1.6%
Reagan Swinbank(15)	65,178	*
Directors and Executive Officers as a group (17 persons) (16)	1,315,487	9.4%

*	Represents beneficial ownership of less than 1%.
(1)

Based on a Schedule 13G filed by Black Rock, Inc. with the SEC on February 3, 2023, which reported that it is the beneficial owner of 769,186 shares and that it has sole voting power with respect to 753,905 of such shares, shared voting power with respect to none of such shares, sole dispositive power with respect to all of such shares and shared dispositive power with respect to none of such shares. The address for Black Rock, Inc. is 55 East 52nd Street, New York, NY 10055.

(2)

Represents the number of shares of common stock issuable upon conversion of Series A Preferred Stock (based upon the conversion rate as of March 27, 2023 as set forth in the Series A Certificate of Designation). Based on information contained in a Schedule 13D jointly filed by the Fund VIII Entities and CCC VIII with the SEC on October 7, 2022, Fund VIII is the beneficial owner of 1,252,101 shares and has sole voting power with respect to none of such shares, shared voting power with respect to all of such shares, sole dispositive power with respect to none of such shares and shared dispositive power with respect to all of such shares, (ii) Fund VIII Co-Invest is the beneficial owner of 239,985 shares and has sole voting power with respect to none of such shares, shared voting power with respect to all of such shares, sole dispositive power with respect to none of such shares and shared dispositive power with respect to all of such shares, and (iii) CCC VIII is the beneficial owner of 1,492,086 shares and has sole voting power with respect to none of such shares, shared voting power with respect to all of such shares, sole dispositive power with respect to none of such shares and shared dispositive power with respect to all of such shares. CCC VIII disclaims beneficial ownership of the common stock owned by Fund VIII and Fund VIII Co-Invest, except to the extent of its pecuniary interest therein. Excludes 96,802 shares of common stock issuable upon conversion of 2,178 shares of Series A Preferred Stock (based upon the conversion rate as of March 27, 2023 as set forth in the Series A Certificate of Designation) held by the Fund VIII Entities (due to the legal and contractual restrictions on the Fund VIII Entities’ ownership of common stock described in the Schedule 13D) and 119,000 Warrants. Since the Fund VIII Entities do not presently, and will not within 60 days after March 27, 2023, have the right to acquire common stock in respect of such Series A Preferred Stock and Warrants, those underlying shares are not included in the amount reported herein. The address for the Fund VIII Entities and CCC VIII is 11682 El Camino Real Suite 320, San Diego, CA 92130.
(3)

Includes (i) 2,000 shares held by Ms. Bailey individually, (ii) 1,600 shares held by Ms. Bailey’s individual retirement account, (iii) options to purchase 6,000 shares of common stock, (iv) 1,000 shares of restricted stock held by Ms. Bailey individually, which will vest in full on November 8, 2023, and (v) 1,264 shares of restricted stock held by Ms. Bailey individually, which will vest in equal increments on an annual basis over a two-year period beginning on March 15, 2024.

(4)

Includes (i) 36,248 shares held by Pinnacle Executive Services LLC over which Dr. Basaldua has shared voting and investment control and may be deemed beneficially owned by Dr. Basaldua, (ii) 3,710 shares held by Dr. Basaldua individually, (iii) 37,525 shares held by Dr. Basaldua’s individual retirement account, (iv) options to purchase 19,750 shares of common stock, (v) organizer warrants to purchase 857 shares of common stock, (vi) 1,000 shares of restricted stock held by Dr. Basaldua individually, which will vest in full on November 8, 2023, (vi) 1,264 shares of restricted stock held by Dr. Basaldua individually, which will vest in equal increments on an annual basis over a two-year period beginning on March 15, 2024, and (vii) 2,223 shares issuable upon conversion of 50 shares of Series A Preferred Stock held by Dr. Basaldua individually.

(5)

Includes (i) 132,283 shares held by Mr. Bonnen individually, (ii) 5,675 shares held by Mr. Bonnen’s individual retirement account, (iii) 4,545 shares held by the individual retirement account of Mr. Bonnen’s spouse, (iv) options to purchase 3,000 shares of common stock, (v) 1,000 shares of restricted stock held by Mr. Bonnen individually, which will vest in full on November 8, 2023, and (vi) 1,264 shares of restricted stock held by Mr. Bonnen individually, which will vest in equal increments on an annual basis over a two-year period beginning on March 15, 2024.

(6)

Includes (i) 34,292 shares held by Mr. Brunson individually, (ii) 12,500 shares held by Mr. Brunson’s individual retirement account, (iii) options to purchase 6,000 shares of common stock, (iv) 1,000 shares of restricted stock held by Mr. Brunson individually, which will vest in full on November 8, 2023, and (v) 1,264 shares of restricted stock held by Mr. Brunson individually, which will vest in equal increments on an annual basis over a two-year period beginning on March 15, 2024.

(7)

Includes (i) 26,183 shares held by Mr. Caraway individually, (ii) 2,746 shares held by Mr. Caraway’s individual retirement account, (iii) options to purchase 233,200 shares of common stock, (iv) organizer warrants to purchase 857 shares of common stock, (v) 7,667 shares of restricted stock held by Mr. Caraway individually, which will vest in equal increments on an annual basis over a two-year period beginning on November 8, 2023, (vi) 7,500 shares of restricted stock held by Mr. Caraway individually, which will vest in equal increments on an annual basis over a three-year period beginning on February 1, 2024, (vii) 17,383 shares of restricted stock held by Mr. Caraway individually, which will vest in equal increments on an annual basis over a three-year period beginning on March 15, 2024, and (viii) 3,131 shares held by the Company’s ESOP and allocated to Mr. Caraway’s account. Mr. Caraway has the right to direct the ESOP trustee to vote the shares held by the Company’s ESOP and allocated to his account on all matters requiring the vote of our shareholders and as a ESOP participant, Mr. Caraway may be deemed the beneficial owner of such shares.
(8)

Includes (i) 4,000 shares held by Ms. Duncan individually, (ii) options to purchase 15,400 shares of common stock, (iii) 3,000 shares of restricted stock held by Ms. Duncan individually, which will vest in equal increments on an annual basis over a two-year period beginning on November 8, 2023, (iv) 1,500 shares of restricted stock held by Ms. Duncan individually, which will vest in equal increments on an annual basis over a three-year period beginning on February 1, 2024, and (v) 2,165 shares held by the Company’s ESOP and allocated to Ms. Duncan’s account. Ms. Duncan has the right to direct the ESOP trustee to vote the shares held by the Company’s ESOP and allocated to her account on all matters requiring the vote of our shareholders and as a ESOP participant, Ms. Duncan may be deemed the beneficial owner of such shares.

(9)

Includes (i) 3,000 shares held by Ms. Galloway individually, (ii) options to purchase 6,000 shares of common stock, (iii) 1,000 shares of restricted stock held by Ms. Galloway individually, which will vest in full on November 8, 2023, and (iv) 1,264 shares of restricted stock held by Ms. Galloway individually, which will vest in equal increments on an annual basis over a two-year period beginning on March 15, 2024.

(10)

Includes (i) 21,206 shares held by Mr. Glander individually, (ii) options to purchase 19,750 shares of common stock, (iii) organizer warrants to purchase 857 shares of common stock, (iv) 1,000 shares of restricted stock held by Mr. Glander individually, which will vest in full on November 8, 2023, and (v) 1,264 shares of restricted stock held by Mr. Glander individually, which will vest in equal increments on an annual basis over a two-year period beginning on March 15, 2024.

(11)

Includes (i) 1,000 shares held by Mr. McDonald individually, (ii) options to purchase 6,000 shares of common stock, (iii) 1,000 shares of restricted stock held by Mr. McDonald individually, which will vest in full on November 8, 2023, and (iv) 1,264 shares of restricted stock held by Mr. McDonald individually, which will vest in equal increments on an annual basis over a two-year period beginning on March 15, 2024.

(12)

Includes (i) 90,797 shares held by Mr. McWhorter individually, (ii) 55,538 shares held by Mr. McWhorter’s individual retirement account, (iii) 61,343 shares held by Richard and Amy McWhorter Management Trust of which Mr. McWhorter serves as the trustee, (iv) options to purchase 10,400 shares of common stock, (v) 2,713 shares held by the Company’s ESOP and allocated to Mr. McWhorter’s account, (vi) 4,500 shares of restricted stock held by Mr. McWhorter individually, which will vest in equal increments on an annual basis over a two-year period beginning on November 8, 2023, (v) 3,000 shares of restricted stock held by Mr. McWhorter individually, which will vest in equal increments on an annual basis over a three-year period beginning February 1, 2024, (vi) 3,160 shares of restricted stock held by Mr. McWhorter individually, which will vest in equal increments on an annual basis over a three-year period beginning on March 15, 2024, and (vii) 44,445 shares issuable upon conversion of 1,000 shares of Series A Preferred Stock held by Mr. McWhorter individually. Mr. McWhorter has the right to direct the ESOP trustee to vote the shares owned by the Company’s ESOP and allocated to his account on all matters requiring the vote of our shareholders and as a ESOP participant, Mr. McWhorter may be deemed the beneficial owner of such shares.

(13)

Mr. Scavuzzo is a managing principal of CCC VIII, the general partner of Fund VIII and Fund VIII Co-Invest. Mr. Scavuzzo disclaims beneficial ownership of (i) 30,000 shares and 5,750 shares of Series A Preferred Stock owned by Fund VIII and Fund VIII Co-Invest, respectively, and (ii) 119,000 Warrants owned by Fund VIII, in each case except to the extent of his pecuniary interest in Fund VIII.

(14)

Includes (i) 129,167 shares held by The Stunja Family Trust of which Mr. Stunja serves as the trustee, (ii) organizer warrants to purchase 857 shares of common stock held by The Stunja Family Trust of which Mr. Stunja serves as the trustee, (iii) options to purchase 19,750 shares of common stock, (iv) 1,000 shares of restricted stock held by Mr. Stunja individually, which will vest in full on November 8, 2023, (v) 1,264 shares of restricted stock held by Mr. Stunja individually, which will vest in equal increments on an annual basis over a two-year period beginning on March 15, 2024, and (vi) 66,667 shares issuable upon conversion of 1,500 shares of Series A Preferred Stock held by The Stunja Family Trust of which Mr. Stunja serves as the trustee.

(15)

Includes (i) 36,081 shares held by Mr. Swinbank individually, (ii) 20,833 shares held by RTS Family LP of which Mr. Swinbank is a partner, (iii) options to purchase 6,000 shares of common stock, (iv) 1,000 shares of restricted stock held by Mr. Swinbank individually, which will vest in full on November 8, 2023, and

(v) 1,264 shares of restricted stock held by Mr. Swinbank individually, which will vest in equal increments on an annual basis over a two-year period beginning on March 15, 2024.
(16)

Includes (i) options held by a director or executive officer to purchase 359,950 shares of common stock, (ii) warrants held by a director, executive officer, or entity in which a director is a principal to purchase 3,428 shares of common stock, and (iii) 113,335 shares of common stock issuable upon conversion of 2,550 shares of Series A Preferred Stock held by a director, executive officer, or entity in which a director is a principal. Shares beneficially owned also include 9,436 shares held by the Company’s ESOP and allocated to our directors’ and executive officers’ accounts. Each ESOP participant has the right to direct the ESOP trustee to vote the shares allocated to his or her account on all matters requiring the vote of our shareholders and as a ESOP participant, our directors and executive officers may be deemed the beneficial owner of such shares. Shares beneficially owned also include 24,167 shares of restricted stock, which were granted to our directors and executive officers in connection with the completion of our initial public offering in November of 2021. Such shares of restricted stock awarded to our executive officers will vest in equal increments on an annual basis over a two-year period beginning on November 8, 2023. Such shares of restricted stock awarded to our directors, other than Mr. Caraway, will vest in full on November 8, 2023. Shares beneficially owned also include 16,768 shares of restricted stock, which will vest in equal increments on an annual basis over a three-year period beginning February 1, 2024, 11,376 shares of restricted stock, which will vest in equal increments on an annual basis over a two-year period beginning on March 15, 2024, 30,024 shares of restricted stock, which will vest in equal increments on an annual basis over a three-year period beginning on March 15, 2024, and 9,910 shares of restricted stock, which will vest in equal increments on an annual basis over a four-year period beginning on October 1, 2023.

(17)

Percentages are based on 13,579,498 shares of common stock issued and outstanding at March 27, 2023. For purposes of computing the percentage of outstanding shares of common stock held by any individual or entity listed in this table, any shares of common stock that such individual or entity has the right to acquire pursuant to the exercise of a stock option or warrant or conversion of any Series A Preferred Stock that is exercisable, will vest or is convertible within 60 days of March 27, 2023 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual or entity.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.

The Audit Committee oversees the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for preparing the Company’s financial statements and the reporting process, including developing, maintaining and evaluating the Company’s internal control over financial reporting in accordance with generally accepted accounting principles, or GAAP. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2022, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee discussed with Whitley Penn LLP their audit of the Company’s 2022 financial statements. During 2022 and 2023, the Audit Committee met with Whitley Penn LLP, with and without management present, to discuss the results of their examinations, their observations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. In addition, the Audit Committee discussed with Whitley Penn LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, (“PCAOB”), and the SEC and such other matters as are required to be discussed with the Audit Committee. The Audit Committee also discussed with Whitley Penn LLP the auditors’ independence from management and the Company, including the matters in the written disclosures and the letter from Whitley Penn LLP required by the PCAOB, considered the compatibility of non-audit services with the auditors’ independence and concluded that the auditor’s independence had been maintained.

Based on its review and discussions noted above, the Audit Committee recommended to the Company’s board of directors that the audited financial statements be included in the annual report to shareholders on Form 10-K for the fiscal year ended December 31, 2022.

The Audit Committee of the Board of Directors

Carolyn Bailey (Chair) Dr. Martin Basaldua W. Donald Brunson Troy A. Glander Shelton McDonald

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

If a shareholder desires to submit a shareholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the 2024 annual meeting of shareholders, such proposal and supporting statements, if any, must be received by us at the Company’s principal executive office no later than December [●], 2023. Any such proposal must comply with the requirements of Rule 14a-8.

In addition, our first amended and restated bylaws establish an advance notice procedure for shareholder proposals to be brought before an annual meeting. For business, other than nomination of directors, to be properly brought before a meeting, notice must be received by the Secretary of the Company at the address below not less than 90 nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting. The Secretary of the Company, therefore, must receive notice of any business to be considered at our 2024 annual meeting of shareholders, no earlier than January 26, 2024 and no later than February 25, 2024. Additionally, for nominations of persons for election to the board of directors to be properly made at a meeting by a shareholder, notice must be received by the Secretary of the Company at the address below, not less than 120 nor more than 150 calendar days prior to the first anniversary of the preceding year’s annual meeting. The Secretary of the Company, therefore, must receive notice of shareholder nomination for candidates no earlier than December 27, 2023 and no later than January 26, 2024. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of SEC Rule 14a-19(b).

However, in the case of shareholder proposals and shareholder nominations, if the date of the annual meeting is advanced more than 30 calendar days prior to such anniversary date or delayed more than 60 calendar days after such anniversary date then the notice must be received no later than the later of 70 calendar days prior to the date of the annual meeting or the close of business on the 7th calendar day following the earlier of the date on which notice of the annual meeting is first mailed by or on behalf of the Company or the day on which public announcement is first made of the date of the annual meeting. All notices to us must also provide certain information set forth in the Company’s first amended and restated bylaws. A copy of the Company’s first amended and restated bylaws may be obtained upon written request to the Secretary of the Company.

Shareholder proposals and nominations should be submitted to the Corporate Secretary of the Company and the Chairman of the Corporate Governance and Nominating Committee of Third Coast Bancshares, Inc., Attn: Corporate Secretary, 20202 Highway 59 North, Suite 190, Humble, Texas 77338.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership of our common stock and other equity securities of the Company with the SEC. Such persons are required by the SEC’s regulations to furnish us with copies of all Section 16 forms they file.

Based solely on our review of the copies of such reports furnished to us and representations from certain reporting persons that they have complied with the applicable filing requirements, we believe that during the year ended December 31, 2022, all Section 16(a) reporting requirements applicable to our officers, directors and greater than 10% stockholders were complied with, with the exception of a late filing of a Form 3 on behalf of Tony Scavuzzo.

OTHER MATTERS

Forward-Looking Statements

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Certain risks and uncertainties that could cause our actual results to differ materially from those set forth in such forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2022 and our subsequent filings with the SEC. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by applicable laws.

Information Referenced in this Proxy Statement

The content contained on, or that can be accessed through, the websites referred to in this proxy statement are not deemed to be part of, and are not incorporated by reference into, this proxy statement.

Other Business

The board of directors does not intend to bring any other matter before the annual meeting and does not know of any other matters that are to be presented for action at the annual meeting. However, if any other matter does properly come before the annual meeting or any adjournment or postponement thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

You are cordially invited to attend the annual meeting. Regardless of whether you plan to attend the annual meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

Appendix A

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF FORMATION

OF THIRD COAST BANCSHARES, INC.

This Certificate of Amendment is submitted for filing pursuant to the applicable provisions of the Texas Business Organizations Code.

Entity Information

The name of the filing entity is Third Coast Bancshares, Inc., and it is a for-profit corporation (the “Corporation”). The Corporation’s date of formation is January 16, 2013, and its assigned file number is 801718646.

Amendments

Article VI of the Certificate of Formation of the Corporation (the “Certificate of Formation”) is hereby amended and restated in its entirety to read as follows:

ARTICLE VI

A.	General.

The total number of shares of capital stock which the Corporation is authorized to issue is fifty-four million five hundred thousand (54,500,000), consisting of fifty million (50,000,000) shares of common stock, par value $1.00 per share, three million five hundred thousand (3,500,000) shares of non-voting common stock, par value $1.00 per share, and one million (1,000,000) shares of preferred stock, par value $1.00 per share (“Preferred Shares”). The shares of capital stock may be issued from time to time as authorized by the board of directors of the Corporation (the “Board”) without the approval of its shareholders, except as otherwise provided by governing law, rule or regulation or as set forth in this Certificate of Formation, as amended from time to time.

B.	Preferred Stock.

The Board is expressly authorized, without shareholder approval, to provide, when it deems advisable or necessary, for the issuance of all or any shares of the preferred stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the establishment of such class or series as may be permitted by the Texas Business Organizations Code, including, without limitation, the authority to provide that any such class or series may be: subject to redemption at such time or times, on such conditions and at such price or prices; entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series of capital stock of the Corporation; entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or convertible into, or exchangeable for, shares of the same or any other class or classes of stock, or of the same or any other series of stock, of the Corporation at such price or prices or at such rates of exchange and with adjustments, all as may be stated in such resolution or resolutions adopted by the Board.

C.	Common Stock.

Each holder of common stock will be entitled to one vote for each share of common stock held of record on all matters on which shareholders generally are entitled to vote. There shall be no cumulative voting. Subject to the provisions of law and the rights of the preferred stock and any other class or series of stock having a preference as to dividends over the common stock then outstanding, and any other rights of shareholders provided herein, dividends may be paid on common stock out of assets legally available for dividends, but only at such times and in such amounts as the Board may determine and declare. Upon the dissolution, liquidation or winding up of the Corporation, after any preferential amounts to be distributed to the holders of the preferred stock and any other class or series of shares having a preference over the common stock then outstanding have been paid or declared and set apart for payment, and any other rights of shareholders provided herein, the holders of common stock will be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders ratably in proportion to the number of shares held by them, respectively.

D.	Non-Voting Common Stock

1. Definitions. For purposes of this Paragraph D, the following capitalized terms will have the meanings indicated in this Section 1, whether used in the singular or the plural.

(a) “Affiliate” has the meaning set forth in 12 C.F.R. Section 225.2(a) or any successor provision.

(b) “Certificate of Formation” means the Certificate of Formation of the Corporation, as amended and in effect from time and time

(c) “BHCA Transfer” means any direct or indirect sale, transfer, assignment, hypothecation, disposition or other transfer of the legal or beneficial ownership or economic benefits of any capital stock of the Corporation (including any transfer by means of any pledge, security interest, encumbrance or foreclosure or similar process with respect to the same).

(d) “BHCA Transferee” means a person to whom a holder of Non-Voting Common Stock BHCA Transfers capital stock of the Corporation and any person to whom such person BHCA Transfers capital stock of the

Corporation (and so on), in each case, other than a Permitted Regulatory Transferee (as defined below).

(e) “Board of Directors” means the board of directors of the Corporation.

(f) “Business Day” means any day other than a Saturday or a Sunday or a day on which banks are required or permitted by law or executive order to be closed in the State of Texas.

(g) “Certificate” means a certificate representing one (1) or more shares of Non-Voting Common Stock.

(h) “Common Stock” means the Corporation’s common stock, par value $1.00 per share.

(i) “Conversion” has the meaning set forth in Section 5.

(j) “Corporation” means Third Coast Bancshares, Inc., a Texas corporation.

(k) “Dividends” has the meaning set forth in Section 3.

(l) “Exchange Agent” means Continental Stock Transfer & Trust Company, solely in its capacity as transfer and exchange agent for the Corporation, or any successor transfer and exchange agent for the Corporation.

(m) “Exchange Cap” has the meaning set forth in Section 5(b).

(n) “Exchange Cap Allocation Amount” has the meaning set forth in Section 5(b).

(o) “Existing Buyer” has the meaning set forth in Section 5(b).

(p) “Initial Acquirer” means an acquirer of Series A Preferred Stock pursuant to the Investment Agreement.

(q) “Investment Agreement” means the Investment Agreement, dated as of September 8, 2022, by and among the Corporation and the investors named therein, as it may be amended from time to time.

(r) “Liquidation Distribution” has the meaning set forth in Section 4.

(s) “Non-Voting Common Stock” means the Corporation’s non-voting common stock, par value $1.00 per share.

(t) “Permitted Regulatory Transfer” means a transfer of the type identified in the regulations of the Board of Governors of the Federal

Reserve System at 12 C.F.R. § 225.9(a)(3)(ii), or any successor provision thereto.

(u) “Permitted Regulatory Transferee” means a person unaffiliated with a holder of Non-Voting Common Stock or their BHCA Transferee who acquires shares of capital stock of the Corporation from a holder of Non-Voting Common Stock or its BHCA Transferees in a Permitted Regulatory Transfer.

(v) “Person” means an individual, corporation, partnership, association, joint stock company, limited liability company, joint venture, trust, governmental entity, unincorporated organization or other legal entity.

(w) “Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading.

(x) “Series A Preferred Stock” means the Corporation’s Series A Convertible Non-Cumulative Preferred Stock, par value $1.00 per share.

(y) “Series A Regulatory Group” means an Initial Acquirer, together with all Affiliates thereof, and the direct and indirect BHCA Transferees of such Initial Acquirer and its Affiliates, and including, for the avoidance of doubt, any BHCA Transferee that receives securities of the Corporation resulting from the conversion of the Series A Preferred Stock originally acquired from the Corporation by an Initial Acquirer in a BHCA Transfer that is not a Permitted Regulatory Transfer.

(z) “Series B Preferred Stock” means the Corporation’s Series B Convertible Perpetual Preferred Stock, par value $1.00 per share.

(aa) “Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, or the NASDAQ Capital Market on which the Common Stock is listed or quoted for trading on the date in question.

(bb) “Voting Security” has the meaning set forth in 12 C.F.R. §225.2(q) or any successor provision.

(cc) “Warrant Agreement” means each Warrant Agreement, dated as of September 30, 2022, by and between the Corporation and the investor named therein, as each may be amended from time to time.

(dd) “Warrants” has the meaning set forth in the Investment Agreement.

2. Rights. Each share of Non-Voting Common Stock has the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as described herein. Each share of Non-Voting Common Stock is identical in all respects to every other share of Non-Voting Common Stock.

3. Dividends. The Non-Voting Common Stock will rank pari passu with the Common Stock with respect to the payment of dividends or distributions, whether payable in cash, securities, options or other property, and with respect to issuance, grant or sale of any rights to purchase stock, warrants, securities or other property (collectively, the “Dividends”). Accordingly, the holders of record of Non-Voting Common Stock will be entitled to receive as, when, and if declared by the Board of Directors, Dividends in the same per share amount as paid on the Common Stock, and no Dividends will be payable on the Common Stock or any other class or series of capital stock ranking with respect to Dividends pari passu with the Common Stock unless a Dividend identical to that paid on the Common Stock is payable at the same time on the Non-Voting Common Stock in an amount per share of Non-Voting Common Stock equal to the product of (i) the per share Dividend declared and paid in respect of each share of Common Stock and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock); provided, however, that if a stock Dividend is declared on Common Stock payable solely in Common Stock, the holders of Non-Voting Common Stock will be entitled to a stock Dividend payable solely in shares of Non-Voting Common Stock. Dividends that are payable on Non-Voting Common Stock will be payable to the holders of record of Non-Voting Common Stock as they appear on the stock register of the Corporation on the applicable record date, as determined by the Board of Directors, which record date will be the same as the record date for the equivalent Dividend of the Common Stock. In the event that the Board of Directors does not declare or pay any Dividends with respect to shares of Common Stock, then the holders of Non-Voting Common Stock will have no right to receive any Dividends.

4.	Liquidation.

(a) Rank. The Non-Voting Common Stock will, with respect to rights upon liquidation, winding up and dissolution, rank (i) subordinate and junior in right of payment to all other securities of the Corporation that, by their respective terms, are senior to the Non-Voting Common Stock or the Common Stock, and (ii) pari passu with the Common Stock. Not in limitation of anything contained herein, and for purposes of clarity, the Non-Voting Common Stock is subordinated to the general creditors and subordinated debt holders of the Corporation, and the depositors of the Corporation’s bank subsidiaries, in any receivership, insolvency, liquidation or similar proceeding.

(b) Liquidation Distributions. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Non-Voting Common Stock will be entitled to receive, for each share of Non-Voting Common Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus)

available for distribution to stockholders of the Corporation, subject to the rights of any Persons to whom the Non-Voting Common Stock is subordinate, a distribution (“Liquidation Distribution”) equal to (i) any authorized and declared, but unpaid, Dividends with respect to such share of Non-Voting Common Stock at the time of such liquidation, dissolution or winding up, and (ii) the amount the holder of such share of Non-Voting Common Stock would receive in respect of such share if such share had been converted into shares of Common Stock at the then applicable conversion rate at the time of such liquidation, dissolution or winding up (assuming the conversion of all shares of Non-Voting Common Stock at such time, without regard to any limitations on conversion of the Non-Voting Common Stock). All Liquidation Distributions to the holders of the Non-Voting Common Stock and Common Stock set forth in clause (ii) above will be made pro rata to the holders thereof.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Non-Voting Common Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or property) of all or substantially all of the assets of the Corporation, will not constitute a liquidation, dissolution or winding up of the Corporation.

5.	Conversion.

(a) General.

(i) Subject to Section 5(g) of this Paragraph D, a holder of Non-Voting Common Stock shall be permitted to convert, or upon the written request of the Corporation shall convert, shares of Non-Voting Common Stock into shares of Common Stock at any time or from time to time, provided that upon such conversion the holder, together with all Affiliates and BHCA Transferees of the holder (or, with respect to a BHCA Transferee, such BHCA Transferee, its Affiliates, and the holder from which it acquired its shares of Non-Voting Common Stock), will not own or control in the aggregate more than 9.9% of the Common Stock (or of any class of Voting Securities issued by the Corporation), calculated in accordance with the regulations of the Board of Governors of the Federal Reserve System at 12 C.F.R. § 225.9(a), and further excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such holder (including, for the avoidance of doubt, a holder that is a BHCA Transferee) of Voting Securities of the Corporation; provided further that the right to convert under this Section 5(a)(i) shall not be available to a transferee of shares of Non-Voting Common Stock with respect to a transfer other than a

Permitted Regulatory Transfer. In any such conversion, each share of Non-Voting Common Stock will convert initially into one (1) share of Common Stock, subject to adjustment as provided in Section 6 below.

(ii) On the date a holder of Non-Voting Common Stock transfers any shares of Non-Voting Common Stock to a non-affiliate of the holder in a Permitted Regulatory Transfer, each such share of Non-Voting Common Stock will automatically convert into one (1) share of Common Stock, without any further action on the part of any holder, subject to adjustment as provided in Section 6 below.

(iii) To effect any permitted conversion under Section 5(a)(i) or Section 5(a)(ii), the holder shall surrender the certificate or certificates evidencing such shares of Non-Voting Common Stock, duly endorsed, at the registered office of the Corporation, and provide written instructions to the Corporation as to the number of whole shares for which such conversion shall be effected, together with any appropriate documentation that may be reasonably required by the Corporation or the Exchange Agent. Upon the surrender of such certificate(s), the Corporation will, or will cause the Exchange Agent to, issue and deliver to such holder (in the case of a conversion under Section 5(a)(i)) or such holder’s transferee (in the case of a conversion under Section 5(a)(ii)) a certificate or certificates for the number of shares of Common Stock into which the Non-Voting Common Stock has been converted and, in the event that such conversion is with respect to some, but not all, of the holder’s shares of Non-Voting Common Stock, the Corporation will, or will cause the Exchange Agent to, deliver to such holder a certificate or certificate(s) representing the number of shares of Non-Voting Common Stock that were not converted to Common Stock.

(iv) All shares of Common Stock delivered upon conversion of the Non-Voting Common Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests, charges and other encumbrances.

(b) Principal Market Regulation. Notwithstanding anything to the contrary, but subject to Sections 5(a) and 5(g) of this Paragraph D, the Corporation shall not issue any shares of Common Stock upon the conversion of the Non-Voting Common Stock if the issuance of such shares of Common Stock (taken together with each issuance of such shares of Common Stock (1) upon the conversion of the Series A Preferred Stock in accordance with the Certificate of Designation, Preferences and Rights of Series A Preferred Stock or otherwise, (2) upon the conversion of the Series B Preferred Stock in accordance with the Certificate of Designation,

Preferences and Rights of Series B Preferred Stock or otherwise, or (3) upon the exercise of the Warrants pursuant to the Warrant Agreements) would exceed 19.9% of the total outstanding shares of Common Stock of the Corporation, or more than 19.9% of the total voting power of the Corporation’s securities, in each case immediately preceding the issuance of the Series A Preferred Stock and Warrants pursuant to the Investment Agreement and the Warrant Agreements (the number of shares which may be issued without violating such limitation, the “Exchange Cap”), except that such limitation shall not apply in the event that the Corporation obtains the approval of its shareholders as required by the applicable rules of the Principal Trading Market for issuances of shares of Common Stock in excess of such amount. Until such approval is obtained, the holders of the Series A Preferred Stock, Series B Preferred Stock, Non-Voting Common Stock and Warrants (collectively, the “Existing Buyers” and each, individually, an “Existing Buyer”) shall not be permitted to convert Series A Preferred Stock, Series B Preferred Stock or Non-Voting Common Stock or exercise Warrants with respect to more than such Existing Buyer’s pro rata amount of such Exchange Cap (such amount, with respect to each Existing Buyer, its “Exchange Cap Allocation Amount”) determined based upon such Existing Buyer’s percentage ownership of the sum of (1) the aggregate number of shares of Common Stock issuable upon the conversion of all shares of Series A Preferred Stock, Series B Preferred Stock and/or Non-Voting Common Stock, plus (2) the aggregate number of shares of Common Stock issuable upon exercise of the Warrants. In the event that such Existing Buyer shall sell or otherwise transfer any of such Existing Buyer’s shares of Series A Preferred Stock, Series B Preferred Stock, Non-Voting Common Stock or Warrants, the transferee shall be allocated a pro rata portion of such Existing Buyer’s Exchange Cap Allocation Amount with respect to such portion of such Series A Preferred Stock, Series B Preferred Stock, Non-Voting Common Stock and Warrants so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation Amount so allocated to such transferee. Upon conversion and exercise in full of such Existing Buyer’s Series A Preferred Stock, Series B Preferred Stock, Non-Voting Common Stock and Warrants, the difference (if any) between such Existing Buyer’s Exchange Cap Allocation Amount and the number of shares of Common Stock actually issued to such Existing Buyer upon such Existing Buyer’s conversion in full of such Series A Preferred Stock, Series B Preferred Stock, Non-Voting Common Stock and Warrants shall be allocated to the respective Exchange Cap Allocation Amounts of the remaining Existing Buyers of Series A Preferred Stock, Series B Preferred Stock, Non-Voting Common Stock and Warrants on a pro rata basis in proportion to the relative Exchange Cap Allocation Amounts of such Existing Buyers.

(c) Reservation of Shares Issuable Upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued

Common Stock solely for the purpose of effecting the conversion of the Non-Voting Common Stock such number of shares of Common Stock as will from time to time be sufficient to effect the conversion of all outstanding Non-Voting Common Stock; and if at any time the number of shares of authorized but unissued Common Stock will not be sufficient to effect the conversion of all then outstanding Non-Voting Common Stock, the Corporation will take such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Stock to such number of shares as will be sufficient for such purpose.

(d) No Impairment. The Corporation will not, by amendment of its Certificate of Formation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the holders of the Non-Voting Common Stock against impairment.

(e) Compliance with Law. Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Non-Voting Common Stock, the Corporation shall use its reasonable best efforts to comply with any federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(f) Listing. The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be traded on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed, so long as the Common Stock shall be so listed on such exchange, all the Common Stock issuable upon conversion of the Non-Voting Common Stock; provided, however, that if the rules of such exchange require the Corporation to defer the listing of such Common Stock until the first conversion of Non-Voting Common Stock into Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Common Stock issuable upon conversion of the Non-Voting Common Stock in accordance with the requirements of such exchange at such time.

(g) Total Equity Limitation. Notwithstanding any other provision of this Certificate of Formation, the Corporation shall not permit a member of a Series A Regulatory Group to effect a conversion pursuant to this Section 5 (and the Non-Voting Common Stock shall not be convertible) to the extent that, immediately following such conversion, the Series A Regulatory Group would own or control greater than one-third of the total equity of the

Corporation, calculated in accordance with the regulations of the Board of Governors of the Federal Reserve System at 12 C.F.R. § 225.34.

6.	Adjustments.

(a) Combinations or Divisions of Common Stock. In the event that the Corporation at any time or from time to time will effect a division of the Common Stock into a greater number of shares (by stock split, reclassification or otherwise other than by payment of a Dividend in Common Stock or in any right to acquire the Common Stock), or in the event the outstanding Common Stock will be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Common Stock, then the dividend, liquidation, and conversion rights of each share of Non-Voting Common Stock in effect immediately prior to such event will, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

(b) Reclassification, Exchange or Substitution. If the Common Stock is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a division or combination of shares provided for in Section 6(a) above), (1) the conversion ratio then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of the Non-Voting Common Stock will be convertible into, in lieu of the number of shares of Common Stock which the holders of the Non-Voting Common Stock would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock) immediately before that transaction and (2) the Dividend and Liquidation Distribution rights then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of Non-Voting Common Stock will be entitled to a Dividend and Liquidation Distribution right, in lieu of with respect to the number of shares of Common Stock which the holders of the Non-Voting Common Stock would otherwise have been entitled to receive, with respect to a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock) immediately before that transaction.

(c) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Corporation at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Non-Voting Common Stock a certificate executed by the Corporation’s President (or other appropriate officer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation will, upon the written request at any time of any holder of Non-Voting Common Stock, but no more frequently than once per fiscal quarter, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Non-Voting Common Stock.

7. Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there will be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares otherwise provided for in Section 6) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all the Corporation’s properties and assets to any other Person, then, as a part of such reorganization, merger, consolidation or sale, provision will be made so that the holders of the Non-Voting Common Stock will thereafter be entitled to receive upon conversion of the Non-Voting Common Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor company resulting from such merger or consolidation or sale, to which a holder of that number of shares of Common Stock deliverable upon conversion of the Non-Voting Common Stock would have been entitled to receive on such capital reorganization, merger, consolidation or sale (without regard to any limitations on conversion of the Non-Voting Common Stock), provided, however, that the Corporation shall exercise commercially reasonable efforts to provide that such stock, securities, or property shall be in a form and manner that satisfies the regulatory requirements of the holder of the Non-Voting Common Stock, including with respect to the voting rights thereof.

8. Redemption. Except to the extent a liquidation under Section 4 may be deemed to be a redemption, the Non-Voting Common Stock will not be redeemable at the option of the Corporation or any holder of Non-Voting Common Stock at any time. Notwithstanding the foregoing, the Corporation will not be prohibited from repurchasing or otherwise acquiring shares of Non-Voting Common Stock in voluntary transactions with the holders thereof, subject to compliance with any applicable legal or regulatory requirements, including applicable regulatory capital requirements. Any shares of Non-Voting Common Stock repurchased or otherwise acquired may be reissued as additional shares of Non-Voting Common Stock.

9. Voting Rights. The holders of Non-Voting Common Stock will not have any voting rights, except as may otherwise be permitted for securities that are

Nonvoting Securities, as set forth in 12 C.F.R. § 225.2(q)(2), or any successor provision.

10. Protective Provisions. So long as any shares of Non-Voting Common Stock are issued and outstanding, the Corporation will not, without obtaining the approval (by vote or written consent) of the holders of a majority of the issued and outstanding shares of Non-Voting Common Stock, alter or change the rights, preferences, privileges or restrictions provided for the benefit of the holders of the Non-Voting Common Stock so as to affect them adversely, or take any action that would have the effect of adversely changing any preference or any relative or other right provided for the benefit of the holders of the Non-Voting Common Stock. In the event that the Corporation offers to repurchase shares of Common Stock, the Corporation shall offer to repurchase shares of Non-Voting Common Stock pro rata based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such repurchase.

11. Notices. All notices required or permitted to be given by the Corporation with respect to the Non-Voting Common Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, to the holders of the Non-Voting Common Stock at their last addresses as they shall appear upon the books of the Corporation, shall be conclusively presumed to have been duly given, whether or not the holder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock designated for repurchase, shall not affect the validity of the proceedings for the repurchase of any other shares of Non-Voting Common Stock, or of any other matter required to be presented for the approval of the holders of the Non-Voting Common Stock.

12. Record Holders. To the fullest extent permitted by law, the Corporation will be entitled to recognize the record holder of any share of Non-Voting Common Stock as the true and lawful owner thereof for all purposes and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other Person, whether or not it will have express or other notice thereof.

13. Term. The Non-Voting Common Stock shall have perpetual term unless converted in accordance with Section 5.

14. Replacement Certificates. In the event that any Certificate will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Corporation or the Exchange Agent, the posting by such Person of a bond in such amount as the Corporation or the Exchange Agent may determine is necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Corporation or the Exchange Agent, as applicable, will deliver in exchange for such lost, stolen or destroyed Certificate a replacement Certificate.

15. Other Rights. The shares of Non-Voting Common Stock have no preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or rights, other than as set forth herein or as provided by applicable law.

16. Interpretation. All references within this Paragraph D to “Sections” are to sections of this Article VI, Paragraph D, of this Certificate of Formation, and not to other articles, paragraphs or sections of this Certificate of Formation.

Statement of Approval

The amendment to the Certificate of Formation has been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the Corporation.

Effectiveness of Filing

This Certificate of Amendment becomes effective when it is filed by the Secretary of State.

[Remainder of Page Intentionally Left Blank]

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date: , 202	THIRD COAST BANCSHARES, INC.
By:

Name:

Title:

THIRD COAST BANCSHARES, INC. P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxydocs.com/TCBX Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-377-1856 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Third Coast Bancshares, Inc. Annual Meeting of Shareholders For Shareholders of record as of March 27, 2023 TIME: Thursday, May 25, 2023 10:00 AM, Central Time PLACE: Third Coast Bank, SSB 20202 Highway 59 North, Suite 190, Humble, TX 77338 This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Bart O. Caraway and Troy A. Glander (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authority to vote all the shares of capital stock of Third Coast Bancshares, Inc. (“the Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held on May 25, 2023 and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the Annual Meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the Annual Meeting and revoking any proxy heretofore given. The shares represented by this proxy will be voted as instructed by you on the reverse side of this card with respect to the proposals set forth in the proxy statement, and in the discretion of the proxies on all other matters which may properly come before the Annual Meeting and any adjournment or postponement thereof. If the card is signed but no instructions are given, shares will be voted in accordance with the recommendations of the Board of Directors. This card also constitutes confidential voting instructions for participants in the Third Coast Bank, SSB Employee Stock Ownership Plan (“ESOP”). If you are an ESOP participant, then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the ESOP trustee for the shares allocated to your ESOP account. Shares in the ESOP for which voting instructions are not received by 5:00 p.m., Central Time, on May 16, 2023, or if no choice is specified, will be voted by the ESOP trustee as directed by the ESOP administrator. The ESOP trustee will hold your voting instructions in complete confidence except as may be necessary to meet legal requirements. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Third Coast Bancshares, Inc. Annual Meeting of Shareholders Please make your marks like this: [X] THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4 AND 5 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect four (4) Class A directors: FOR AGAINST ABSTAIN 1.01 W. Donald Brunson [    ] [    ] [    ] FOR 1.02 Bart O. Caraway [    ] [    ] [    ] FOR 1.03 Shelton J. McDonald [    ] [    ] [    ] FOR 1.04 Tony Scavuzzo [    ] [    ] [    ] FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of Whitley Penn LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023. [    ] [    ] [    ] FOR 3. To approve the amendment and restatement of Article VI of the Company’s first amended and restated certificate of formation to authorize a new class of non-voting common stock, par value $1.00 per share (“Non-Voting Common Stock”), as described in the proxy statement. [    ] [    ] [    ] FOR 4. To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of common stock upon the conversion of the Company’s Series A Convertible Non-Cumulative Preferred Stock, par value $1.00 per share, the Company’s Series B Convertible Perpetual Preferred Stock, par value $1.00 per share (“Series B Preferred Stock”), or, if Proposal 3 is approved at the Annual Meeting, Non-Voting Common Stock, or upon exercise of warrants to purchase an aggregate of 175,000 shares of common stock (or, at the election of the warrant holder in accordance with the terms of the warrant agreement, Series B Preferred Stock, or, if Proposal 3 is approved at the Annual Meeting, Non-Voting Common Stock) at an exercise price equal to $22.50 per share. [    ] [    ] [    ] FOR 5. To adjourn the Annual Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals at the Annual Meeting. [    ] [    ] [    ] FOR 6. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof. [    ] Check here if you plan to attend the Annual Meeting. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date